Farm Springs Road (CT)

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Prepared By And When Recorded Return or Mail To: Nyemaster Goode, P.C., 700 Walnut St., Suite 1600, Des Moines, Iowa 50309, Attention: Anthony A. Longnecker

OPEN-END FIRST MORTGAGE DEED, SECURITY AGREEMENT AND FIXTURE FILING

THIS OPEN-END FIRST MORTGAGE DEED, SECURITY AGREEMENT AND FIXTURE FILING (“Mortgage”), made as of February ___, 2013, by and between FARM SPRINGS ROAD LLC, a Connecticut limited liability company (“Mortgagor”), with the address of 444 Merrick Road, Suite 370, Lynbrook, NY  11563, and AVIVA LIFE AND ANNUITY COMPANY, an Iowa corporation (“Mortgagee”), with an office at c/o Aviva Investors North America, Inc., Attn:  Commercial Mortgage, 215 10th Street, Suite 1000, Des Moines, Iowa 50309.

W I T N E S S E T H:

WHEREAS, Mortgagor has borrowed from Mortgagee and Mortgagee has loaned to Mortgagor the sum of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00) (the “Loan”); and

WHEREAS, said indebtedness is evidenced by a Promissory Note dated as of the date hereof in the principal sum of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00) (herein, together with all notes issued and accepted in substitution or exchange therefor, and as any of the foregoing may from time to time be modified, extended, renewed, consolidated, restated or replaced, called the “Note”), a copy of which is attached hereto as Annex I, executed by Mortgagor and payable to Mortgagee at its office in Des Moines, Iowa, or at such other place as Mortgagee may designate in writing with interest as therein provided, both principal and interest to be payable periodically in accordance with the terms of the Note and finally maturing on or before the first day of March, 2018 as the same may be extended pursuant to the Note.

NOW, THEREFORE, Mortgagor, for the purpose of securing the payment of all amounts now or hereafter owing under the Note, this Mortgage and the other Loan Documents (as defined below) and the faithful performance of all covenants, conditions, stipulations and agreements therein and herein contained, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby gives, grants, bargains, sells, conveys, transfers, confirms, assigns, sets over, mortgages, grants a security interest in, and warrants to Mortgagee, its successors and assigns forever all of Mortgagor’s rights, title and interest in and to the following property and rights (collectively referred to as the “Mortgaged Premises”):

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A.	All of the following described real property (hereinafter called the “Land”), situated in the town/city of Farmington, Hartford County, Connecticut to wit:

The real property described in Exhibit “A” attached hereto;

B.
All and singular, the buildings and improvements, situated, constructed, or placed on the Land, (i) all streets, boulevards, avenues or other public thoroughfares in front of and adjoining the Land, (ii) all easements, licenses, rights of way, rights of Mortgagor ingress or egress, and all covenants, conditions and restrictions benefiting the Land, (iii) all strips, gores or pieces of land abutting, bounding, adjacent or contiguous to the Land (iv) any land lying in or under the bed of any creek, stream, bayou or river running through, abutting or adjacent to the Land, (v) any riparian, appropriative or other water rights of Mortgagor appurtenant to the Land and relating to surface or subsurface waters, (vi) all wastewater (sewer) treatment capacity and all water capacity assigned to the Land, (vii) any oil, gas or other minerals or mineral rights relating to the Land or to the surface or subsurface thereof owned by Mortgagor, (viii) any reversionary rights attributable to the Land;

C.
Any and all leases, subleases, licenses, concessions or grants of other possessory interests now or hereafter in force, oral or written, covering or affecting the Land or any buildings or improvements belonging or in any way appertaining thereto, or any part thereof;

D.
All the rents, issues, uses, profits, insurance claims and proceeds and condemnation awards now or hereafter belonging or in any way pertaining to (1) the Land;  (2) each and every building and improvement and all of the properties included within the provisions of the foregoing paragraph B; and  (3) each and every lease, sublease and agreement described in the foregoing paragraph C and each and every right, title and interest thereunder, from the date of this Mortgage until the terms hereof are complied with and fulfilled;

E.
All instruments (including promissory notes), documents, accounts, chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights, supporting obligations, any other contract rights or rights to the payment of money, and all general intangibles (including, without limitation, payment intangibles, and all recorded data of any kind or nature, regardless of the medium of recording, including, without limitation, all software, writings, plans, specifications and schematics) now or hereafter belonging or in any way pertaining to (1) the Land; (2) each and every building and improvement and all of the properties on the Land; and (3) each and every lease, sublease and agreement described in the foregoing paragraph C and each and every right, title and interest thereunder; and

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F.
All machinery, apparatus, equipment, fixtures and articles of personal property of every kind and nature now or hereafter located on the Land or upon or within the buildings and improvements belonging or in any way appertaining to the Land and used or usable in connection with any present or future operation of the Land or any building or improvement now or hereafter located thereon and the fixtures and the equipment which may be located on the Land and now owned or hereafter acquired by Mortgagor (hereinafter called the “Equipment”), including, but without limiting the generality of the foregoing, any and all furniture, furnishings, partitions, carpeting, drapes, dynamos, screens, awnings, storm windows, floor coverings, stoves, refrigerators, dishwashers, disposal units, motors, engines, boilers, furnaces, pipes, plumbing, elevators, cleaning, call and sprinkler systems, fire extinguishing apparatus and equipment, water tanks, maintenance equipment, and all heating, lighting, ventilating, refrigerating, incinerating, air-conditioning and air-cooling equipment, gas and electric machinery and all of the right, title and interest of Mortgagor in and to any Equipment which may be subject to any title retention or security agreement superior in lien to the lien of this Mortgage and all additions, accessions, parts, fittings, accessories, replacements, substitutions, betterments, repairs and proceeds of all of the foregoing, all of which shall be construed as fixtures and will conclusively be construed, intended and presumed to be a part of  the Land.  It is understood and agreed that all Equipment, whether or not permanently affixed to the Land and the buildings and improvements thereon, shall for the purpose of this Mortgage be deemed conclusively to be conveyed hereby and, as to all such Equipment, whether personal property or fixtures, or both, a security interest is hereby granted by Mortgagor and hereby attached thereto, all as provided by the Uniform Commercial Code as adopted, amended and in force in Connecticut.

Together with all and singular other tenements, hereditaments and appurtenances belonging to the aforesaid properties, or any part thereof with the reversions, remainders and benefits and all other revenues, rents, earnings, issues and income and profits arising or to arise out of or to be received or had of and from the properties hereby mortgaged or intended so to be or any part thereof and all the estate, right, title, interest and claims, at law or in equity which Mortgagor now or may hereafter acquire or be or become entitled to in and to the aforesaid properties and any and every part thereof.  The “Mortgaged Premises” are hereby declared to be subject to the lien of this Mortgage as security for the payment of the aforementioned indebtedness.

SUBJECT TO (i) liens for ad valorem taxes and special assessments or installments thereof not now delinquent;  (ii) building and zoning ordinances and building and use restrictions;  (iii) easements of record on the date hereof; and  (iv) such minor defects, irregularities, encumbrances, easements, and rights of way as normally exist with respect to property similar in character to the Mortgaged Premises which do not individually or in the aggregate materially detract from the value of the Mortgaged Premises or impair the use thereof for the purpose intended (all of the foregoing being herein referred to as “Permitted Encumbrances”).

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PROVIDED, HOWEVER, that if Mortgagor, its successors or assigns shall pay, or cause to be paid, the principal of the Note and the interest due or to become due thereon, at the times and in the manner mentioned in the Note, and shall keep, perform and observe all the covenants and conditions pursuant to the terms of this Mortgage and the Assignment of Leases, Rents and Income dated as of the date hereof (herein called the “Assignment”) to be kept, performed and observed by it, and shall pay to Mortgagee all sums of money due or to become due to it in accordance with the terms and provisions hereof, then this Mortgage and the rights hereby granted shall cease, terminate and be void and upon request Mortgagee shall execute a document in recordable form evidencing the satisfaction of this Mortgage; otherwise, this Mortgage shall be and remain in full force and effect.  This Mortgage, the Note, the Assignment, and the other documents and instruments evidencing or securing the loan evidenced by the Note (excluding the certain Environmental Indemnification Agreement dated as of this same date) are referred to herein collectively as the “Loan Documents.”

Mortgagor covenants and agrees with Mortgagee as follows:

ARTICLE ONE

GENERAL COVENANTS

Section 1-1.                      Payment of Indebtedness.  Mortgagor shall pay when due all amounts at any time owing under the Note secured by this Mortgage and shall perform and observe each and every term, covenant and condition contained herein and in the Note.

Section 1-2.                      Title and Instruments of Further Assurance.  Mortgagor represents, warrants, covenants and agrees that it is the lawful owner of the Mortgaged Premises subject to the Permitted Encumbrances and that it has good right and lawful authority to mortgage, assign and pledge the same as provided herein; that it has not made, done, executed or suffered, and will not make, do, execute or suffer, any act or thing whereby its estate or interest in and title to the Mortgaged Premises or any part thereof shall or may be impaired or changed or encumbered in any manner whatsoever except by Permitted Encumbrances; that it does warrant and will defend the title to the Mortgaged Premises against all claims and demands whatsoever not specifically excepted herein; and that it will do, execute, acknowledge and deliver all and every further act, deed, conveyance, transfer and assurance necessary or proper for the carrying out more effectively of the purpose of this Mortgage and, without limiting the foregoing, for conveying, mortgaging, assigning and confirming unto Mortgagee all of the Mortgaged Premises, or property intended so to be, whether now owned or hereafter acquired, including without limitation the preparation, execution and filing of any documents, such as control agreements, financing statements and continuation statements, deemed advisable by Mortgagee for maintaining its lien on any property included in the Mortgaged Premises.

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Section 1-3.                      First Lien.  The lien created by this Mortgage is a first and prior lien on the Mortgaged Premises and Mortgagor will keep the Mortgaged Premises and the rights, privileges and appurtenances thereto free from all lien claims of every kind whether superior, equal, or inferior to the lien of this Mortgage subject only to Permitted Encumbrances and if any such lien be filed, Mortgagor, within twenty (20) days after such filing shall cause same to be discharged by payment, bonding or otherwise to the satisfaction of Mortgagee.  Mortgagor further agrees to protect and defend the title and possession of the Mortgaged Premises so that this Mortgage shall be and remain a first lien thereon until said debt be fully paid, or if foreclosure shall be had hereunder so that the purchaser at said sale shall acquire good title in fee simple to the Mortgaged Premises free and clear of all liens and encumbrances except the Permitted Encumbrances.

Section 1-4.                      Due on Sale or Encumbrance.

(a)           In the event Mortgagor directly or indirectly sells, conveys, transfers, disposes of, or further encumbers all or any part of the Mortgaged Premises or any interest therein, or in the event any ownership interest in Mortgagor (including without limitation voting rights in respect thereof) is directly or indirectly issued, transferred or encumbered, or in the event Mortgagor or any owner of Mortgagor agrees so to do, in any case without the written consent of Mortgagee being first obtained (which consent Mortgagee may withhold in its sole and absolute discretion), then, at the sole option of Mortgagee, Mortgagee may accelerate the Loan and declare the principal of and the accrued interest of the Note, and including all sums advanced hereunder with interest, to be forthwith due and payable, and thereupon the Note, including both principal and all interest accrued thereon, and including all sums advanced hereunder and interest thereon, shall be and become immediately due and payable without presentment, demand or further notice of any kind.  Without limiting the generality of the foregoing, a merger, consolidation, reorganization, entity conversion or other restructuring or transfer by operation of law, whereunder Mortgagor or, in the case of an ownership interest, the holder of an ownership interest in Mortgagor, is not the surviving entity as such entity exists on the date hereof, shall be deemed to be a transfer of the Mortgaged Premises or of an ownership interest in Mortgagor; and any transfer of an ownership interest in a general or limited partnership, corporation or limited liability company holding an ownership interest in Mortgagor shall be deemed to be a transfer of such ownership interest in Mortgagor.  Consent as to any one transaction shall not be deemed to be a waiver of the right to require consent to future or successive transactions.  Without limiting the generality of the foregoing, there shall be no subordinate financing relating to the Mortgaged Premises.

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(b)           Notwithstanding the foregoing, and provided no Event of Default (as hereinafter defined) has occurred and is then continuing, one transfer or conveyance of the Mortgaged Premises to a transferee approved by Mortgagee in its sole and absolute discretion shall be permitted upon (i) execution by the transferee of an assumption agreement reasonably satisfactory to Mortgagee; (ii) receipt by Mortgagee of a non-refundable fee equal to one percent (1%) of the outstanding amount of the Note at the time of such transfer and assumption; (iii) receipt by Mortgagee of an endorsement to Mortgagee’s title policy, in form and substance reasonably acceptable to Mortgagee; and (iv) receipt by Mortgagee of opinions of counsel, and authorization documents of Mortgagor and the transferee, reasonably satisfactory to Mortgagee.  Further, Mortgagee, in its sole and absolute discretion, may require individuals who are principals of the transferee, specifically named by Mortgagee to deliver to Mortgagee an Environmental Indemnification Agreement on Mortgagee’s standard form.  The rights granted to Mortgagor in this paragraph are personal to the original Mortgagor, shall be extinguished after the exercise thereof, and shall not inure to the benefit of any transferee.  Any such transfer and assumption will not release the original Mortgagor or any guarantor from any liability to Mortgagee without the written consent of Mortgagee, which consent may be given or withheld in Mortgagee’s sole and absolute discretion and may be conditioned upon the execution of new guaranties from the principals of the transferee, execution by the principals of the transferee of Mortgagee’s standard Environmental Indemnification Agreement, and such other requirements as Mortgagee may deem appropriate in its discretion.

(c)           Additionally, and notwithstanding the foregoing, provided no Event of Default has occurred and is then continuing and so long as GTJ REIT, Inc. (or its wholly owned subsidiary) maintains at least 25% ownership, maintains managing control and remains the general partner of the managing member of the Mortgagor, Mortgagee will permit from time to time: (a) the transfer or pledge of ownership interests, either partially or in total, from one Current Limited Partner to another Current Limited Partner; (b) the transfer or pledge by the Current Limited Partners to third parties approved by Mortgagee, which approval shall not be unreasonably withheld or delayed; and (c) transfers by limited partners of GTJ Realty, LP (“Guarantor”) to family members (for purposes hereof being limited to a spouse, children, and grandchildren), or to entities controlled by such family members or trusts for their benefit, for estate planning purposes without the prior consent of  (but with notice in writing to Mortgagee).  The term “Current Limited Partners” shall mean GTJ REIT Inc., Guarantor, Paul Cooper, Jerome Cooper, Louis Sheinker, Jeffrey Ravetz, Sarah Ravetz, Jeffrey Wu and The Wu Family Gift Trust. There will be no transfer fee assessed for any such transfer under this paragraph (c).  Mortgagor will be solely responsible for any expenses reasonably incurred by either Mortgagor or Mortgagee in connection with such transfer.  Notwithstanding the foregoing, (x) Jeffrey Wu may pledge and/or transfer his 21,753 class B limited partnership interest units and his 2,219 common limited partnership interest units and/or (y) The Wu Family Gift Trust may pledge and/or transfer its 2,660 class B limited partnership interest units, to PNC Bank, N.A provided (i) no Event of Default exists and is then continuing; and (ii) GTJ REIT, Inc. (or its wholly owned subsidiary) maintains at least 25% ownership, maintains managing control and remains the general partner of the managing member of the Mortgagor.

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(d)           In all events, Mortgagee shall be notified in advance of any proposed transfer, and Mortgagor shall pay, or reimburse Mortgagee for, all costs and expenses, including attorneys’ fees and expenses, associated with Mortgagee’s review and documentation of any proposed transfer of the Mortgaged Premises or interests in Mortgagor, whether or not consummated.

(e)           Mortgagee acknowledges that GTJ Realty, LP, as the sole member of Mortgagor has recently concluded a transaction (the “UPREIT Transaction”) pursuant to which Wu/Lighthouse Portfolio LLC (the “Portfolio”) contributed certain assets to GTJ Realty, LP in exchange for limited partnership interests in GTJ Realty, LP.  As a result of the UPREIT Transaction, GTJ Realty, LP is owned 65.71% by GTJ REIT Inc. and 33.28% by the Portfolio as limited partners and GTJ REIT Inc. (or its wholly owned subsidiary) holds a 1% general partnership interest.  Mortgagee has been advised of the UPREIT Transaction and consents thereto.

(f)           For the avoidance of doubt, the restrictions in Section 1-4 shall not be deemed to prohibit (i) GTJ REIT, Inc. from issuing additional shares in GTJ REIT, Inc. or (ii) existing or future stockholders of GTJ REIT, Inc. from selling their shares in GTJ REIT, Inc.  In addition, the restrictions in Section 1-4 shall not be deemed to prohibit (i) GTJ Realty, LP from issuing additional non-voting limited partnership interests in GTJ REALTY, LP or (ii) existing or future limited partners of GTJ REALTY, LP from selling their non-voting limited partnership interests in GTJ REALTY, LP, provided in each instance of any issuance or sale of such limited partnership interests: (a) following any such issuance or sale, GTJ REIT, Inc. continues to hold (directly or indirectly) sole and exclusive management and decision making control over Mortgagor and the Mortgaged Premises; (b) following any such issuance or sale, GTJ REIT, Inc. (or its wholly owned subsidiary) maintains at least 25% ownership, maintains managing control and remains the general partner of the managing member of the Mortgagor, and continues to own directly or indirectly one hundred percent (100%) of all general partnership interests in GTJ Realty, Inc.; (c) no Event of Default exists as of the date of any such issuance or sale made by GTJ Realty, Inc., GTJ REIT, Inc. or their respective affiliates; and (d) Mortgagee receives written notice of any such permitted issuance or sale made by GTJ Realty LP, GTJ REIT, Inc. or their respective affiliates within thirty (30) days following the date of such issuance or sale.  For purposes of the foregoing sentence, a limited partnership interest in GTJ Realty LP shall be deemed to be "non-voting" notwithstanding the fact that such limited partnership interest may permit the holder thereof to vote on matters concerning (a) merger or consolidation of GTJ Realty LP with another person or entity, (b) sales of substantially all assets of GTJ Realty LP, and/or (c) reclassification, recapitalization or other changes to any outstanding partnership interests in GTJ Realty LP.

Section 1-5.                      Covenants, Representations and Warranties of Mortgagor. Mortgagor hereby covenants, represents and warrants to Mortgagee that:

(a)
Status.  Mortgagor (i) is a limited liability company duly organized, validly existing and in good standing under the laws of Connecticut;  (ii) has the power and authority to own its properties and to carry on its business as now being conducted;  (iii) is qualified to do business in every jurisdiction in which the nature of its business or its properties make such qualification necessary, including Connecticut; and (iv) is in compliance with all laws, regulations, ordinances, and orders of public authorities applicable to it.

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(b)
Authority.  The execution, delivery and performance by Mortgagor of this Mortgage, the Note, the Assignment and the other Loan Documents, and the borrowing evidenced by the Note:  (i) are within the powers of Mortgagor;  (ii) have been duly authorized by all requisite action;  (iii) have received all necessary governmental approval; and  (iv) will not violate any provision of law, any order of any court or other agency of government, or the organizational or chartering documents and agreements of Mortgagor.

(c)
Binding.  This Mortgage, the Note, the Assignment and other Loan Documents constitute the legal, valid and binding obligations of Mortgagor and other obligors named therein, if any, enforceable in accordance with their respective terms.

(d)
No Conflict.  Neither the execution and delivery of this Mortgage, the Note or the Assignment, the consummation of the transactions contemplated hereby, or thereby, nor the fulfillment of or compliance with the terms and conditions of this Mortgage, the Note or the Assignment, conflicts with or results in a breach of any of the terms, conditions or provisions of any restriction or any agreement or instrument to which Mortgagor is now a party or by which it is bound.

(e)
EO 13224.  None of Mortgagor, any affiliate of Mortgagor, or any person owning an interest in Mortgagor or any such affiliate, is or will be an entity or person (i) listed in the Annex to, or is otherwise subject to the provisions of, Executive Order 13224 issued on September 23, 2001 (the “Executive Order”), (ii) included on the most current list of “Specially Designated Nationals and Blocked Persons” published by the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) (which list may be published from time to time in various media including, but not limited to, the OFAC website page, http:www.treas.gov/offices/enforcement/ofac/sdn/t11sdn.pdf), (iii) which or who commits, threatens to commit or supports “terrorism,” as that term is defined in the Executive Order, or (iv) affiliated with any entity or person described in clauses (i), (ii) or (iii) above (any and all parties or persons described in clauses (i) through (iv) are herein referred to individually and collectively as a “Prohibited Person”).  Mortgagor covenants and agrees that none of Mortgagor, any affiliate of Mortgagor will (i) conduct any business, or engage in any transaction or dealing, with any Prohibited Person, including, but not limited to the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person, or (ii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in the Executive Order.  Mortgagor further covenants and agrees to deliver (from time to time) to Mortgagee any such certification or other evidence as may be requested by Mortgagee in its sole and absolute discretion, confirming that (i) Mortgagor is not a Prohibited Person and (ii) to Mortgagor’s best knowledge and belief that Mortgagor has not engaged in any business, transaction or dealings with a Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person.

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(f)
Special Purpose Entity.  During the time the Note remains outstanding, Mortgagor (i) will not engage in any business unrelated to the Mortgaged Premises, (ii) will not have any assets other than those related to the Mortgaged Premises, (iii) will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation or merger, and, except as otherwise expressly permitted by the Loan Documents, will not engage in, seek or consent to any asset sale, transfer of ownership or equity interests, or amendment of its organizational documents (articles of organization or incorporation, certificate of limited partnership, operating agreement or bylaws, as the case may be), (iv) will not fail to correct any known misunderstanding regarding the separate identity of Mortgagor, (v) will not with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest (A) file a bankruptcy, insolvency or reorganization petition or otherwise institute insolvency proceedings or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally; (B) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for such entity or all or any portion of such entity’s properties; (C) make any assignment for the benefit of such entity’s creditors; or (D) take any action that might cause such entity to become insolvent, (vi) will maintain its financial statements, accounting records, and other entity documents separate from any other person or entity, except as to public filings made by GTJ, REIT, Inc., (vii) will maintain its books, records, resolutions and agreements as official records, (viii) has not commingled and will not commingle its funds or assets with those of any other person or entity, except to the extent Mortgagor’s managing agent handles funds on behalf of Mortgagor and its affiliates (ix) has held and will hold its assets in its own name, (x) will conduct its business in its name, (xi) will pay its own liabilities out of its own funds and assets, (xii) will observe all entity formalities, (xiii) has maintained and, except as otherwise expressly permitted or required by the Loan Documents, will maintain an arms-length relationship with its affiliates, (xiv) will have no indebtedness other than as evidenced by the Loan Documents and commercially reasonable unsecured trade payables in the ordinary course of business relating to the ownership and operation of the Mortgaged Premises that are paid within sixty (60) days of the date incurred, (xv) except as expressly permitted or required by the Loan Documents, will not assume or guarantee or become obligated for the debts of any other person or entity or hold out its credit as being available to satisfy the obligations of any other person or entity, except as evidenced by the Loan Documents, (xvi) will not acquire obligations or securities of its owners (members, partners, shareholders), (xvii) will allocate fairly and reasonably shared expenses, including, without limitation, shared office space and use separate stationery, invoices and checks, (xviii) will not pledge its assets for the benefit of any other person or entity, (xix) will hold itself out and identify itself as a separate and distinct entity under its own name and not as a division or part of any other person or entity, (xx) will not make loans to any person or entity, (xxi) will not identify its owners (members, partners, shareholders) or any affiliates of any of them as a division or part of it, (xxii) except as otherwise expressly permitted or required by the Loan Documents, will not enter into or be a party to, any transaction with its owners (members, partners, shareholders) or its affiliates except in the ordinary course of its business and on terms which are intrinsically fair and are no less favorable to it than would be obtained in a comparable arms-length transaction with an unrelated third party, (xxiii) will pay the salaries of its own employees from its own funds, (xxiv) will endeavor in good faith to maintain adequate capital in light of its contemplated business operations, and (xxv) will continue (and not dissolve) for so long as a solvent managing member, partner or shareholder exists.

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ARTICLE TWO

MAINTENANCE, OBLIGATIONS UNDER LEASES,
TAXES AND LIENS, INSURANCE AND FINANCIAL REPORTS

Section 2-1.                      Maintenance.  Mortgagor will cause the Mortgaged Premises and every part thereof to be maintained, preserved and kept in safe and good repair, working order and condition, will abstain from, and use good faith efforts not to permit the commission of waste in or about the Mortgaged Premises, and will comply with all laws and regulations of any governmental authority with reference to the Mortgaged Premises and the manner of using or operating the same, and with all restrictive covenants, if any, affecting the title to the Mortgaged Premises, or any part thereof.  Mortgagor also will from time to time make all necessary and proper repairs, renewals, replacements, additions and betterments thereto, so that the value and efficient use thereof shall be fully preserved and maintained and so as to comply with all laws and regulations as aforesaid.  Mortgagor will not otherwise make any material modifications to the Mortgaged Premises without the written consent of Mortgagee.

If Mortgagee has reasonable cause to believe that the Mortgaged Premises is not in compliance with applicable laws and regulations (including environmental, health and safety laws and regulations), at the request of Mortgagee, from time to time, Mortgagor, at its sole cost and expense will furnish Mortgagee with engineering studies and soil tests with respect to the Mortgaged Premises, the form, substance and results of which shall be reasonably satisfactory and certified to Mortgagee.  If any such engineering studies or soil tests indicate any violation or potential violation, of environmental, health, safety or similar laws or regulations, then Mortgagor, at its sole cost and expense, will promptly take whatever corrective action is necessary to assure the Mortgaged Premises is in full compliance with law.

Section 2-2.                      Lease Obligations.  Mortgagor has, concurrently herewith, executed and delivered to Mortgagee the Assignment, wherein and whereby, among other things, Mortgagor has assigned to Mortgagee all of the rents, issues and profits and any and all leases and the rights of management of the Mortgaged Premises, all as therein more specifically set forth, which Assignment is hereby incorporated herein by reference as fully and with the same effect as if set forth herein at length.  Mortgagor agrees that it will duly perform and observe all of the terms and provisions on the landlord’s part to be performed and observed under any and all leases of the Mortgaged Premises and that it will refrain from any action or inaction which would result in the termination by the tenants thereunder of any such leases or in the diminution of the value thereof or of the rents, issues, profits and revenues thereunder.  Nothing herein contained shall be deemed to obligate Mortgagee to perform or discharge any obligation, duty or liability of landlord under any lease of the Mortgaged Premises, and Mortgagor shall and does hereby agree to indemnify and hold Mortgagee harmless from any and all liability, loss or damage which Mortgagee may or might incur under any lease of the Mortgaged Premises or by reason of the Assignment except arising from the gross negligence or willful misconduct of Mortgagee; and any and all such liability, loss or damage incurred by Mortgagee, together with the costs and expenses, including reasonable attorneys’ fees, incurred by Mortgagee in the defense of any claims or demands therefor (whether successful or not), shall be so much additional indebtedness hereby secured, and Mortgagor shall reimburse Mortgagee therefor on demand, together with interest at a rate equal to twelve percent (12%) per annum or, if less, the highest legal rate permitted under applicable law, until paid.

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Mortgagor shall not lease or sublease any portion of the Mortgaged Premises without the prior written consent of Mortgagee which shall not be unreasonably withheld, conditioned or delayed, nor will Mortgagor permit or enter into any sublease, assignment, modification, amendment or termination of any prior approved lease or sublease without the prior written consent of Mortgagee.

Section 2-3.                      Taxes, Other Governmental Charges, Liens and Utility Charges.  Mortgagor shall, before any penalty attaches thereto, pay and discharge or cause to be paid and discharged all taxes, assessments, utility charges and other governmental charges imposed upon or against the Mortgaged Premises or upon or against the Note and the indebtedness secured hereby, and will not suffer to exist any mechanic’s, statutory or other lien on the Mortgaged Premises or any part thereof unless consented to by Mortgagee in writing.  If Mortgagee is required by legislative enactment or judicial decision to pay any such tax, assessment or charge, then at the option of Mortgagee, the Note and any accrued interest thereon together with any additions to the mortgage debt shall be and become due and payable at the election of Mortgagee upon notice of such election to Mortgagor; provided, however, said election shall be unavailing and this Mortgage and the Note shall be and remain in effect as though said law had not been enacted or said decision had not been rendered if, notwithstanding such law or decision, Mortgagor lawfully pays such tax, assessments or charge to or for Mortgagee.  Copies of paid tax and assessment receipts shall be furnished to Mortgagee not less than ten (10) days prior to the delinquent dates.

Nothing in this Section shall require the payment or discharge of any obligation imposed upon Mortgagor by this Section so long as Mortgagor, upon first notifying Mortgagee of its intent to do so, shall in good faith and at its own expense contest the same or the validity thereof by appropriate legal proceeding which permit the items contested to remain undischarged and unsatisfied during the period of such contest and any appeal therefrom, unless Mortgagee shall notify Mortgagor that, in its reasonable opinion, by nonpayment of any such items, the lien of the Mortgage as to any part of the Mortgaged Premises will be materially endangered or the Mortgaged Premises, or any part thereof, will be subject to loss or forfeiture, in which event such taxes, assessments or charges shall be paid promptly.

           Section 2-4.                      Insurance.

(a)           Mortgagor shall procure and maintain continuously in effect with respect to the Mortgaged Premises policies of insurance against such risks and in such amounts as are customary for a prudent owner of property comparable to that comprising the Mortgaged Premises.  Irrespective of, and without limiting the generality of the foregoing provision, Mortgagor shall specifically maintain the following insurance coverages:

(i)           Direct damage insurance providing “special form” or “other perils” coverage, including but not limited to coverage for the following risks of loss:

(A)           Fire,

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(B)           Extended Coverage Perils,

(C)           Vandalism and Malicious Mischief,

(D)           Terrorism, and

(E)           Windstorm,

on a replacement cost basis in an amount equal to the full insurable value thereof (“full insurable value” shall include the actual replacement cost of all buildings and improvements and the contents therein, (excluding footings and foundations) without deduction for depreciation, architectural, engineering, legal and administrative fees).

The policies required by this Paragraph (i) shall be either subject to no coinsurance clause or contain an agreed amount clause and may include a deductibility provision not exceeding Ten Thousand Dollars ($10,000.00).

(ii)           Commercial general liability insurance against liability for injuries to or death of any person or damage to or loss of property arising out of or in any way relating to the Mortgaged Premises or any part thereof, and any activities thereon, in the maximum amounts required by any of the leases of the Mortgaged Premises, but in no event less than a minimum annual aggregate limit of Two Million and No/100 Dollars ($2,000,000.00), provided that the foregoing requirements of this paragraph (ii) with respect to the amount of insurance may be satisfied by an excess coverage policy; and in addition, if the Note has an original principal amount of $15,000,000.00 or more, excess liability coverage in an amount not less than $5,000,000,00.

(iii)           Business interruption or loss of rental income insurance in an amount equal to not less than the gross revenue from the Mortgaged Premises for twelve (12) months from the operation and rental of all improvements now or hereafter forming part of the Mortgaged Premises, based upon one hundred percent (100%) occupancy of such improvements naming Mortgagee in a standard mortgagee loss payable clause thereunder.

(iv)           Insurance against such other casualties and contingencies as Mortgagee may from time to time require, if such insurance against such other casualties and contingencies is available, all in such manner and for such amounts as may be reasonably satisfactory to Mortgagee.

           (b)           All insurance provided for in Subsection (a) shall be effective under a valid and enforceable policy or policies issued by an insurer of recognized responsibility approved by Mortgagee (an insurer with a Best Class rating of at least A-/VIII shall be deemed approved).

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(c)           All policies of insurance required in Subsections (a)(i) and (iii) shall be written in the names of Mortgagor and Mortgagee as their respective interests may appear.  These policies shall provide that the proceeds of such insurance shall be payable to Mortgagee pursuant to a standard mortgagee clause to be attached to each such policy.  The policy required in subsection (a)(ii) shall name Mortgagee as an additional insured on a primary and noncontributory basis.

(d)           Mortgagor shall deposit with Mortgagee policies evidencing all such insurance, or a certificate or certificates of the respective insurers stating that such insurance is in force and effect.  At least seven (7) days prior to the date the premiums on each such policy shall become due and payable, Mortgagee shall be furnished with proof of such payment reasonably satisfactory to it. Each policy of insurance herein required shall contain a provision that the insurer shall not cancel, refuse to renew or materially modify it without giving written notice to Mortgagee at least thirty (30) days before the cancellation, non-renewal or modification becomes effective.  Before the expiration of any policy of insurance herein required, Mortgagor shall furnish Mortgagee with evidence satisfactory to Mortgagee that the policy has been renewed or replaced by another policy conforming to the provisions of this Article or that there is no necessity therefor under the terms hereof.  In lieu of separate policies, Mortgagor may maintain blanket policies having the coverage required herein, in which event it shall deposit with Mortgagee a certificate or certificates of the respective insurance as to the amount of coverage in force on the Mortgaged Premises.

Section 2-5.                      Advances.  If Mortgagor shall fail to comply with any of the terms, covenants and conditions herein with respect to the procuring of insurance, the payment of taxes, assessments and other charges, the keeping of the Mortgaged Premises in repair, or any other term, covenant or condition herein contained, Mortgagee may make advances to perform the same and, where necessary, enter the Mortgaged Premises for the purpose of performing any such term, covenant or condition, and without limitation of the foregoing, Mortgagee may procure and place insurance coverage in accordance with the requirements of this Section.  Mortgagor agrees to repay all sums so advanced upon demand, with interest at a rate equal to twelve percent (12%) per annum or, if less, the highest legal rate permitted under applicable law, until paid.  All sums so advanced, with interest, shall be secured hereby in priority to the indebtedness evidenced by the Note, but no such advance shall be deemed to relieve Mortgagor from any default hereunder.  After making any such advance, payments made pursuant to the Note shall be first applied toward reimbursement for any such advance and interest thereon, prior to the application toward accrued interest and principal payments due pursuant to the Note.

Section 2-6.                      Financial Information.  Within 120 days after the end of each calendar year, Mortgagor shall provide to Mortgagee Mortgagor’s personal financial statements.  Such statements may be prepared and certified as to completeness and accuracy by Mortgagor until the occurrence of an Event of Default beyond applicable notice and cure periods that is continuing under any of the Loan Documents.  After such time, Mortgagee may require that such statements be audited by an independent certified public accountant approved by Mortgagee.  The above notwithstanding, so long as public filings are required of GTJ REIT, Inc., and such filings include Mortgagor, such filings shall satisfy the requirement of this Section 2-6 provided that Mortgagor provides electronic copies of such filings to Mortgagee within thirty (30) days of filing.

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Section 2-7.                      Use of Mortgaged Premises.  Mortgagor shall furnish and keep in force a Certificate of Occupancy, or its equivalent, and comply with all restrictions affecting the Mortgaged Premises and with all laws, ordinances, acts, rules, regulations and orders of any legislative, executive, administrative or judicial body, commission or officer (whether Federal, State or local), exercising any power of regulation or supervision over Mortgagor, or any part of the Mortgaged Premises, whether the same be directed to the erection, repair, manner of use or structural alteration of buildings or otherwise.  Mortgagor shall not initiate, join in, acquiesce in, or consent to any material change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Mortgaged Premises or any part thereof, nor shall Mortgagor initiate, join in, acquiesce in, or consent to any zoning change or material zoning matter affecting the Mortgaged Premises.  If under applicable zoning provisions the use of all or any portion of the Mortgaged Premises is or shall become a nonconforming use, Mortgagor will not cause or permit such nonconforming use to be discontinued or abandoned without the express written consent of Mortgagee.  Mortgagor shall not permit or suffer to occur any waste on or to the Mortgaged Premises or to any portion thereof and shall not take any steps whatsoever to convert the Mortgaged Premises, or any portion thereof, to a condominium or cooperative form of management.  Mortgagor will not install or permit to be installed on the Mortgaged Premises any underground storage tank.

Section 2-8.                      Escrows.  Mortgagor shall pay to Mortgagee, together with and in addition to the monthly payments of principal and interest provided for in the Note (which shall be by Automated Clearing House if provided for in the Note for installment payments thereunder), an amount reasonably estimated by Mortgagee to be sufficient to pay one twelfth (1/12) of the estimated annual real estate taxes (including other charges against the Mortgaged Premises by governmental or quasi-governmental bodies but excluding special assessments which are to be paid as the same become due and payable) and one-twelfth (1/12) of the annual premiums on insurance required in Section 2-4 hereof to be held by Mortgagee and used to pay said taxes and insurance premiums when same shall fall due; provided that upon the occurrence of an Event of Default, Mortgagee may apply such funds as Mortgagee shall deem appropriate.  If at the time that payments are to be made, the funds set aside for payment of either taxes or insurance premiums are insufficient, Mortgagor shall upon demand pay such additional sums as Mortgagee shall determine to be necessary to cover the required payment.  Mortgagee need not segregate such funds.  No interest shall be payable to Mortgagor upon any such payments.

Notwithstanding the foregoing, Mortgagee waives the collection of escrow deposits for insurance and real estate taxes for so long as all of the following conditions are complied with:

(a)           no Event of Default (as defined in Section 4-1) has occurred and is continuing;

(b)           the ownership and management of the Mortgaged Premises remain as constituted as of the date hereof;

(c)           Mortgagee has received an ACORD 28 Evidence of Commercial Property Insurance (2003 form) and an ACORD 25 Certificate of Liability Insurance (covering all types of insurance required by Mortgagee) before the expiration date of insurance policies then in force;

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(d)           Mortgagee receives satisfactory evidence of payment of insurance premiums before the expiration date of the policies then in force; and

(e)           Mortgagee receives satisfactory evidence of payment of real estate taxes before the same are delinquent.

Section 2-9.                      Environmental Matters.

(a)           Definitions.  As used herein, the following terms will have the meaning set forth below:

(i)           Environmental Law means any federal, state or local law, statute, rule, regulation or ordinance pertaining to health, industrial hygiene or the environmental or ecological conditions on, under or about the Mortgaged Premises, including without limitation each of the following (and their respective successor provisions and all their respective state law counterparts): Title 22a of the Connecticut General Statutes; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. sections 9601 et seq.; the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. sections 6901 et seq.; the Toxic Substances Control Act, as amended, 15 U.S.C. sections 2601 et seq.; the Clean Air Act, as amended, 42 U.S.C. sections 7401 et seq.; the Clean Water Act, as amended, 33 U.S.C. sections 1251 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. sections 5101 et seq.; and the rules, regulations and ordinances of the U.S. Environmental Protection Agency and of all other agencies, boards, commissions and other governmental bodies and officers having jurisdiction over the Mortgaged Premises or the use or operation of the Mortgaged Premises.

(ii)           Hazardous Substance means:  (A) those substances included within the definitions of “hazardous substances,” “hazardous materials,” “toxic substances,” “pollutants,” “hazardous waste,” or “solid waste” in any Environmental Law; (B) those substances listed in the U.S. Department of Transportation Table or amendments thereto (49 C.F.R. § 172.101) or by the U.S. Environmental Protection Agency (or any successor agency) as hazardous substances (40 C.F.R. Part 302.4 and any amendments thereto); (C) those other substances, materials and wastes that are or become regulated under any applicable federal, state or local law, regulation or ordinance or by any federal, state or local governmental agency, board, commission or other governmental body, or that are or become classified as hazardous or toxic by any such law, regulation or ordinance; and (D) any material, waste or substance that is any of the following: (1) asbestos; (2) a polychlorinated biphenyl; (3) designated or listed as a “hazardous substance” pursuant to sections 307 or 311 of the Clean Water Act (33 U.S.C. sections 1251 et seq.); (4) explosive; (5) radioactive; (6) a petroleum product; (7) infectious waste; or (8) a mold or mycotoxin.  The term “Permitted Hazardous Substance” means any commercially sold product otherwise within the definition of the term “Hazardous Substance,” but (a) that is used or disposed of by Mortgagor or used or sold by tenants of the Mortgaged Premises in the ordinary course of their respective businesses, (b) the presence of which is not prohibited by applicable Environmental Law, and (c) the use and disposal of which are in all respects in accordance with applicable Environmental Law.

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(iii)           Enforcement or Remedial Action means any action taken by any person or entity in an attempt or asserted attempt to enforce, to achieve compliance with, or to collect or impose assessments, penalties, fines, or other sanctions provided by, any Environmental Law.

(iv)           Environmental Liability means any claim, demand, obligation, cause of action, accusation, allegation, order, violation, damage (including consequential damage), injury, judgment, assessment, penalty, fine, cost of Enforcement or Remedial Action, or any other cost or expense whatsoever, including actual, reasonable attorneys’ fees and disbursements, resulting from or arising out of the violation or alleged violation of any Environmental Law, any Enforcement or Remedial Action, or any alleged exposure of any person or property to any Hazardous Substance.

(v)           Release means any release, spill, discharge, leak, disposal or emission, whether past, present or future.

(b)           Representations, Warranties and Covenants.  Mortgagor represents, warrants, covenants and agrees as follows:

(i)           Neither Mortgagor nor the Mortgaged Premises or to Mortgagor’s best knowledge and belief that any occupant thereof are in violation of, or subject to any existing, pending or threatened investigation or inquiry by any governmental authority pertaining to, any Environmental Law.  Mortgagor shall not cause or suffer to exist any condition that would cause the Mortgaged Premises to be in violation of, or do anything which would subject the Mortgaged Premises to any remedial obligations under, any Environmental Law, and shall promptly notify Mortgagee in writing of any existing, pending or threatened investigation or inquiry by any governmental authority in connection with any Environmental Law.  In addition, Mortgagor shall provide Mortgagee with copies of any and all material written communications with any governmental authority in connection with any Environmental Law, concurrently with Mortgagor’s giving or receiving of same.

(ii)           There are no underground storage tanks, radon, asbestos materials, polychlorinated biphenyls or urea formaldehyde insulation present at or installed in the Mortgaged Premises.  Mortgagor covenants and agrees that if any such materials are found to be present at the Mortgaged Premises, Mortgagor shall remove or remediate the same promptly upon discovery at its sole cost and expense and in accordance with Environmental Law.

(iii)           Mortgagor has taken all steps necessary to determine and has determined that there has been no Release of any Hazardous Substance at, upon, under or within the Mortgaged Premises.  The use which Mortgagor or to the best knowledge and belief of Mortgagor that any other occupant of the Mortgaged Premises makes or intends to make of the Mortgaged Premises will not result in Release of any Hazardous Substance on or to the Mortgaged Premises.  During the term of this Mortgage, Mortgagor shall take all steps necessary to determine whether there has been a Release of any Hazardous Substance on or to the Mortgaged Premises and if Mortgagor finds a Release has occurred, Mortgagor shall remove or remediate the same to the extent required by law promptly upon discovery at its sole cost and expense.

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(iv)           None of the real property owned and/or occupied by Mortgagor and located in Connecticut, including without limitation the Mortgaged Premises, has ever been used by the present or previous owners and/or operators or will be used in the future to refine, produce, store, handle, transfer, process, transport, generate, manufacture, treat, recycle or dispose of Hazardous Substances (other than a Permitted Hazardous Substance).

(v)           Mortgagor has not received any notice of violation, request for information, summons, citation, directive or other communication, written or oral, from any Connecticut department of environmental protection (howsoever designated) or the United States Environmental Protection Agency concerning any intentional or unintentional act or omission on Mortgagor’s or any occupant’s part resulting in the Release of Hazardous Substances into the waters or onto the lands within the jurisdiction of the State of Connecticut or into the waters outside the jurisdiction of the State of Connecticut resulting in damage to the lands, waters, fish, shellfish, wildlife, biota, air or other resources owned, managed, held in trust or otherwise controlled by or within the jurisdiction of the State of Connecticut.

(vi)           The real property owned and/or occupied by Mortgagor and located in Connecticut, including without limitation the Mortgaged Premises: (a) to the best knowledge and belief of Mortgagor, is being and has been operated in compliance with all Environmental Laws, and all permits required thereunder have been obtained and complied with in all respects; and (b) does not have any Hazardous Substances present (other than a Permitted Hazardous Substance).

(vii)           Mortgagor will and will cause its tenants to operate the Mortgaged Premises in compliance with all Environmental Laws and will not place or permit to be placed any Hazardous Substances (other than a Permitted Hazardous Substance) on the Mortgaged Premises.

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(viii)           No lien has been attached to or threatened to be imposed upon any revenue from the Mortgaged Premises, and there is no basis for the imposition of any such lien based on any governmental action under Environmental Laws.  Neither Mortgagor nor any other party has been, is or to the best knowledge and belief of Mortgagor, will be involved in operations at the Mortgaged Premises that could lead to the imposition of Environmental Liability on Mortgagor, or on any subsequent or former owner of the Mortgaged Premises, or the creation of an environmental lien on the Mortgaged Premises.  In the event that any such lien is filed, Mortgagor shall, within thirty (30) days from the date that Mortgagor is given notice of such lien (or within such shorter period of time as is appropriate in the event that the State of Connecticut or the United States has commenced steps to have the Mortgaged Premises sold), either: (A) pay the claim and remove the lien from the Mortgaged Premises; or (B) furnish a cash deposit, bond or other security satisfactory in form and substance to Mortgagee in an amount sufficient to discharge the claim out of which the lien arises.

(ix)           In the event that Mortgagor shall cause or permit to exist a Release of Hazardous Substances into the waters or onto the lands within the jurisdiction of the State of Connecticut, or into the waters outside the jurisdiction of the State of Connecticut resulting in damage to the lands, waters, fish, shellfish, wildlife, biota, air or other resources owned, managed, held in trust or otherwise controlled by or within the jurisdiction of the State of Connecticut, without having obtained a permit issued by the appropriate governmental authorities, Mortgagor shall promptly remediate such Release in accordance with the applicable provisions of all Environmental Laws.

(c)           Right to Inspect and Cure.  Mortgagee shall have the right to conduct or have conducted by its agents or contractors such environmental inspections, audits and tests as Mortgagee shall deem necessary or advisable from time to time at the sole cost and expense of Mortgagor; provided, however, that Mortgagor shall not be obligated to bear the expense of such environmental inspections, audits and tests so long as (i) no Event of Default exists, and (ii) Mortgagee has no cause to believe in its sole judgment that there has been a Release or threatened Release of Hazardous Substances at the Mortgaged Premises or that Mortgagor or the Mortgaged Premises is in violation of any Environmental Law.  The cost of such inspections, audits and tests, if chargeable to Mortgagor as aforesaid, shall be added to the indebtedness secured hereby and shall be secured by this Mortgage.  Mortgagor shall, and shall cause each tenant of the Mortgaged Premises to, cooperate with such inspection efforts; such cooperation shall include, without limitation, supplying all information requested concerning the operations conducted and Hazardous Substances located at the Mortgaged Premises.  In the event that Mortgagor fails to comply with any Environmental Law, Mortgagee may, in addition to any of its other remedies under this Mortgage, cause the Mortgaged Premises to be in compliance with such laws and the cost of such compliance shall be added to the sums secured by this Mortgage.

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(d)           Indemnification.  Mortgagor shall protect, indemnify, defend, and hold harmless Mortgagee and its directors, officers, employees, agents, successors and assigns from and against any and all loss, injury, damage, cost, expense and liability (including without limitation reasonable attorneys’ fees and costs) directly or indirectly arising out of or attributable to (i) the installation, use, generation, manufacture, production, storage, Release, threatened Release, discharge, disposal or presence of a Hazardous Substance on, under or about the Mortgaged Premises, or (ii) the presence of any underground storage tank on, under or about the Mortgaged Premises, or (iii) any Environmental Liability, including without limitation: (A) all consequential damages solely to the extent of any claim for consequential damages which a third party makes against Mortgagee, (B) the costs of any required or necessary repair, remediation or detoxification of the Mortgaged Premises; and (C) the preparation and implementation of any closure, remedial or other required plans.  The foregoing agreement to indemnify, defend and hold harmless Mortgagee expressly includes, but is not limited to, any losses, liabilities, damages, injuries, costs, expenses and claims suffered or incurred by Mortgagee upon or subsequent to Mortgagee becoming owner of the Mortgaged Premises through foreclosure, acceptance of a deed in lieu of foreclosure, or otherwise, excepting only such losses, liabilities, damages, injuries, costs, expenses and claims that are caused by or arise out of actions taken by Mortgagee, or by those contracting with Mortgagee, subsequent to Mortgagee taking possession or becoming owner of the Mortgaged Premises.  The indemnity evidenced hereby shall survive the satisfaction, release or extinguishment of the lien of this Mortgage, including without limitation any extinguishment of the lien of this Mortgage by foreclosure or deed in lieu thereof.

(e)           Remediation.  If any investigation, site monitoring, containment, remediation, removal, restoration or other remedial work of any kind or nature (the “Remedial Work”) is reasonably desirable (in the case of an operation and maintenance program or similar monitoring or preventative programs) or necessary, both as determined by an independent environmental consultant selected by Mortgagee under any applicable federal, state or local law, regulation or ordinance, or under any judicial or administrative order or judgment, or by any governmental person, board, commission or agency, because of or in connection with the current or future presence, suspected presence, release or suspected release of a Hazardous Substance into the air, soil, groundwater, or surface water at, on, about, under or within the Mortgaged Premises or any portion thereof, Mortgagor shall within thirty (30) days after written demand by Mortgagee for the performance (or within such shorter time as may be required under applicable law, regulation, ordinance, order or agreement), commence and thereafter diligently prosecute to completion all such Remedial Work to the extent required by law.  All Remedial Work shall be performed by contractors approved in advance by Mortgagee and under the supervision of a consulting engineer approved in advance by Mortgagee (which approval in each case shall not be unreasonably withheld or delayed).  All costs and expenses of such Remedial Work (including without limitation the reasonable fees and expenses of Mortgagee’s counsel) incurred in connection with monitoring or review of the Remedial Work shall be paid by Mortgagor.  If Mortgagor shall fail or neglect to timely commence or cause to be commenced, or shall fail to diligently prosecute to completion, such Remedial Work, Mortgagee may (but shall not be required to) cause such Remedial Work to be performed; and all costs and expenses thereof, or incurred in connection therewith (including, without limitation, the reasonable fees and expenses of Mortgagee’s counsel), shall be paid by Mortgagor to Mortgagee forthwith after demand and shall be a part of the indebtedness secured hereby.

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(f)           Survival.  All warranties and representations above shall be deemed to be continuing and shall remain true and correct in all material respects until all of the indebtedness secured hereby has been paid in full and any limitations period expires.  Mortgagor’s covenants above shall survive any exercise of any remedy by Mortgagee hereunder or under any other instrument or document now or hereafter evidencing or securing the said indebtedness, including foreclosure of this Mortgage (or deed in lieu thereof), even if, as a part of such foreclosure or deed in lieu of foreclosure, the said indebtedness is satisfied in full and/or this Mortgage shall have been released.

ARTICLE THREE

DAMAGE, DESTRUCTION AND CONDEMNATION

Section 3-1.                      Application of Insurance Proceeds.  All proceeds of insurance maintained pursuant to Subsections (a)(i) and (iii) of Section 2-4 hereof shall be paid to Mortgagee and shall be applied first to the payment of all costs and expenses incurred by Mortgagee in obtaining such proceeds and, second, at the option of Mortgagee, either:  (a) to the reduction of the indebtedness hereby secured (without any otherwise applicable prepayment premium); or  (b) to the restoration or repair of the Mortgaged Premises, without affecting the lien of this Mortgage or the obligations of Mortgagor hereunder.  Mortgagee is authorized at its option to compromise and settle all loss claims on said policies that exceed $225,000.00 per occurrence.  Mortgagor shall be entitled to compromise and settle all loss claims of $225,000.00 or less and notwithstanding anything else to the contrary in this Article 3, Mortgagor shall be entitled to receive all loss claims of $225,000.00 per occurrence for use in the restoration of the Mortgaged Premises, without any requirements that the conditions in Section 3-3 be satisfied.  Any such application to the reduction of the indebtedness hereby secured shall not reduce or postpone the monthly payments otherwise required pursuant to the Note.  No interest shall be payable to Mortgagor on the insurance proceeds while held by Mortgagee.

Section 3-2.                      Application of Condemnation Award.  Should any of the Mortgaged Premises be taken by exercise of the power of eminent domain, any award or consideration for the property so taken shall be paid over to Mortgagee and shall be applied first to the payment of all costs and expenses incurred by Mortgagee in obtaining such award or consideration and, second, at the option of Mortgagee, either: (a) to the reduction of the indebtedness hereby secured (without any otherwise applicable prepayment premium); or (b) to the restoration or repair of the Mortgaged Premises, without affecting the lien of this Mortgage or the obligations of Mortgagor hereunder.  Mortgagee is authorized at its option to compromise and settle all awards or consideration for the property so taken that exceed $225,000.00 per occurrence.  Mortgagor shall be entitled to compromise and settle all awards of $225,000.00 or less and notwithstanding anything else to the contrary in this Article 3, Mortgagor shall be entitled to receive all awards of $225,000.00 or less for use in the restoration of the Mortgaged Premises, without any requirements that the conditions in Section 3-3 be satisfied.  Any such awards, if applied to the reduction of indebtedness, shall not reduce or postpone the monthly payments otherwise required pursuant to the Note.  No interest shall be payable to Mortgagor on any award while held by Mortgagee.

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Section 3-3.                      Mortgagee to Make Proceeds Available.  Notwithstanding the provisions of Sections 3-1 and 3-2 above, in the event of insured damage to the Mortgaged Premises or in the event of a taking by eminent domain of only a portion of the Mortgaged Premises, and provided that:  (a) the portion remaining can with restoration or repair continue to be operated for the purposes utilized immediately prior to such damage or taking, (b) the appraised value of the Mortgaged Premises after such restoration or repair shall not have been reduced from the appraised value as of the date hereof, (c) no Event of Default exists hereunder, and (d) the leases require Mortgagor to restore or repair the Mortgaged Premises and the leases remain in full force and effect and the tenants thereunder certify to Mortgagee their intention to remain in possession of the leased premises without any reduction in rental payments (other than temporary abatements during the period of restoration and repair); Mortgagee agrees to make the insurance proceeds or condemnation awards available for such restoration and repair, except for proceeds payable pursuant to Section 2-4(a)(iii).  Mortgagee may, at its option, hold such proceeds or awards in escrow (subject to the following paragraph) until the required restoration and repair has been satisfactorily completed, and all costs and expenses incurred by Mortgagee in administering the same, including without limitation any costs of inspection, shall be paid or reimbursed by Mortgagor.  No interest shall be payable to Mortgagor with respect to any such escrow.

In the event insurance proceeds or condemnation awards are made available for restoration in accordance with the foregoing, such proceeds shall be made available, from time to time, upon Mortgagee being furnished with such information, documents, instruments and certificates as Mortgagee may require, including, but not limited to, satisfactory evidence of the estimated cost of completion of the repair or restoration of the Mortgaged Premises, such architect’s certificates, waivers of lien, contractor’s sworn statements and other evidence of cost and of payments, including, at the option of Mortgagee, insurance against mechanics’ liens and/or a performance bond or bonds in form satisfactory to Mortgagee, with premium fully prepaid, under the terms of which Mortgagee shall be either the sole or dual obligee, and which shall be written with such surety company or companies as may be satisfactory to Mortgagee, and all plans and specifications for such rebuilding or restoration which shall be subject to approval by Mortgagee.  No payment made prior to the final completion of the work shall exceed ninety percent (90%) of the value of the work performed, from time to time, and at all times the undisbursed balance of said proceeds, plus additional funds deposited by Mortgagor remaining in the hands of Mortgagee shall be at least sufficient to pay for the cost of completion of the work free and clear of liens.

ARTICLE FOUR

DEFAULT PROVISIONS AND REMEDIES OF MORTGAGEE

Section 4-1.                      Events of Default.  If any of the following events occurs, it is hereby defined as and declared to be and to constitute an “Event of Default”:

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(a)           failure by Mortgagor to pay when due (including any applicable grace period) any amounts required to be paid hereunder (including without limitation real estate taxes and escrow payments) or under the Note at the time specified herein or therein; or

(b)           an event as to which Mortgagee elects to accelerate the Loan as provided for in Section 1-4 above (“Due on Sale or Encumbrance”) or failure by Mortgagor to observe and perform the covenants, conditions and agreements set forth in Section 2-4 above (“Insurance”); or

(c)           failure by Mortgagor to observe and perform any covenant, condition or agreement on its part to be observed or performed in this Mortgage or the Note other than as referred to in (a) and (b) above, for a period of thirty (30) days after written notice, specifying such failure and requesting that it be remedied, given to Mortgagor by Mortgagee unless Mortgagee shall agree in writing to an extension of such time prior to its expiration; or

(d)           any representation or warranty made in writing by or on behalf of Mortgagor in this Mortgage or the other Loan Documents, any financial statement, certificate, or report furnished in order to induce Mortgagee to make the loan secured by this Mortgage, shall prove to have been false or incorrect in any material respect, or materially misleading as of the time such representation or warranty was made; or

(e)           Mortgagor shall:

(i)           admit in writing its inability to pay its debts generally as they become due, or

(ii)           file a petition in bankruptcy to be adjudicated a voluntary bankrupt or file a similar petition under any insolvency act, or

(iii)           make an assignment for the benefit of its creditors, or

(iv)           consent to the appointment of a receiver of itself or of the whole or any substantial part of its property; or

(f)           Mortgagor shall file a petition or answer seeking reorganization or arrangement of Mortgagor under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof; or

(g)           Mortgagor shall, on a petition in bankruptcy filed against it, be adjudicated a bankrupt or if a court of competent jurisdiction shall enter an order or decree appointing without the consent of Mortgagor a receiver or trustee of Mortgagor or of the whole or substantially all of its property, or approving a petition filed against it seeking reorganization or arrangement of Mortgagor under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, and such adjudication, order or decree shall not be vacated or set aside or stayed within ninety (90) days from the date of the entry thereof; or

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(h)           any Borrower (as defined in the Note) who is a natural person dies or any Borrower that is an entity dissolves or otherwise ceases to exist; or

(i)           a guarantor of any of the obligations secured by this Mortgage shall repudiate such guarantor’s obligations; or any such individual guarantor shall die, or any such entity guarantor shall dissolve or otherwise cease to exist, unless within sixty (60) days after such death, or prior to such dissolution or cessation, a substitute guarantor satisfactory to Mortgagee shall become liable to Mortgagee by executing a guaranty agreement satisfactory to Mortgagee; or

(j)           an event of default has occurred under any of the Loan Documents and the period for cure thereof, if any, has elapsed without cure.

Section 4-2.                      Acceleration.  Upon the occurrence of an Event of Default, Mortgagee may declare the principal of and the accrued interest of the Note, and including all sums advanced hereunder with interest, to be forthwith due and payable, and thereupon the Note, including both principal and all interest accrued thereon, and including all sums advanced hereunder and interest thereon, shall be and become immediately due and payable without presentment, demand or further notice of any kind.

Section 4-3.                      Remedies of Mortgagee.  Upon the occurrence and continuance of an Event of Default, or in case the principal of the Note shall have become due and payable, whether by lapse of time or by acceleration, then and in every such case Mortgagee may proceed to protect and enforce its right by a suit or suits in equity or at law, either for the specific performance of any covenant or agreement contained herein or in the Assignment, or the Note, or in aid of the execution of any power herein or therein granted, or for the foreclosure of this Mortgage, or for the enforcement of any other appropriate legal or equitable remedy.

In case of any sale of the Mortgaged Premises pursuant to any judgment or decree of any court or otherwise in connection with the enforcement of any of the terms of this Mortgage, Mortgagee, its successors or assigns, may become the purchaser, and for the purpose of making settlement for or payment of the purchase price, shall be entitled to turn in and use the Note and any claims for interest matured and unpaid thereon, together with additions to the mortgage debt, if any, in order that such sums may be credited as paid on the purchase price.

Each and every power or remedy herein specifically given shall be in addition to every other power or remedy, existing or implied, given now or hereafter existing at law or in equity, and each and every power and remedy herein specifically given or otherwise so existing may be exercised from time to time and as often and in such order as may be deemed expedient by Mortgagee, and the exercise or the beginning of the exercise of one power or remedy shall not be deemed a waiver of the right to exercise at the same time or thereafter any other power or remedy.  No delay or omission of Mortgagee in the exercise of any right or power accruing hereunder shall impair any such right or power or be construed to be a waiver of any default or acquiescence therein.

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Section 4-4.                      Appointment of Receiver.  After the happening of any Event of Default and during its continuance or upon the commencement of any proceedings to foreclose this Mortgage or to enforce the specific performance hereof or in aid thereof or upon the commencement of any other judicial proceeding to enforce any right of Mortgagee, Mortgagee shall be entitled, as a matter of right, if it shall so elect, without the giving of notice to any other party and without regard to the adequacy or inadequacy of any security for the mortgage indebtedness, forthwith either before or after declaring the unpaid principal of the Note to be due and payable, to the appointment of a receiver or receivers.

Section 4-5.                      Proceeds of Sale.  In any suit to foreclose the lien of this Mortgage, there shall be allowed and included in the decree for sale, to be paid out of the rents or the proceeds of such sale:

(a)           all principal and interest remaining unpaid on the Note and secured hereby with interest at twelve percent (12%) per annum or, if less, the highest legal rate permitted under applicable law from the date due until paid;

(b)           all late charges, if any, and all other items advanced or paid by Mortgagee pursuant to this Mortgage, with interest at twelve percent (12%) per annum or, if less, the highest legal rate permitted under applicable law from the date of advancement until paid; and

(c)           all court costs, attorneys’ fees, appraiser’s fees, environmental audits, expenditures for documentary and expert evidence, stenographer’s charges, publication costs, and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all abstracts of title, title searches and examinations, title insurance policies, Torrens certificates and similar data with respect to title which Mortgagee may deem necessary.  All such expenses (whether incurred before or after the judgment of foreclosure) shall become additional indebtedness secured hereby and immediately due and payable, with interest at twelve percent (12%) per annum or, if less, the highest legal rate permitted under applicable law, when paid or incurred by Mortgagee in connection with any proceeding, including probate and bankruptcy proceedings, to which Mortgagee shall be a party, either as plaintiff, claimant or defendant, by reason of this Mortgage or any indebtedness hereby secured or in connection with preparations for the commencement of any suit for the foreclosure hereof after accrual of such right to foreclose, whether or not actually commenced.

The proceeds of any foreclosure sale shall be distributed and applied to the items described in (a), (b) and (c) of this Section, inversely to the order of their listing, and any surplus of proceeds of such sale shall be paid to Mortgagor.

Section 4-6.                      Waiver of Events of Default; Forbearance.  Mortgagee may in its discretion waive any Event of Default hereunder and its consequences and rescind any declaration of acceleration of principal.  No forbearance by Mortgagee in the exercise of any right or remedy hereunder shall affect the ability of Mortgagee to thereafter exercise any such right or remedy.

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Section 4-7.                      Waiver of Extension, Marshalling; Other.  Mortgagor hereby waives to the full extent lawfully allowed the benefit of any appraisement, homestead, moratorium, stay and extension laws now or hereafter in force.  Mortgagor hereby further waives any rights available with respect to marshalling of assets so as to require the separate sales of any portion of the Mortgaged Premises, or as to require Mortgagee to exhaust its remedies against a specific portion of the Mortgaged Premises before proceeding against any other, and does hereby expressly consent to and authorize the sale of the Mortgaged Premises as a single unit or parcel.  To the maximum extent permitted by law, Mortgagor irrevocably and unconditionally WAIVES and RELEASES any present or future rights (a) of reinstatement or redemption, (b) that may exempt the Mortgaged Premises from any civil process, (c) to appraisal or valuation of the Mortgaged Premises, (d) to extension of time for payment, (e) that may subject Mortgagee’s exercise of its remedies to the administration of any decedent’s estate or to any partition or liquidation action, (f) to any homestead and exemption rights provided by the Constitution and laws of the United States and of Connecticut, (g) to notice of acceleration or notice of intent to accelerate (other than as expressly stated herein), and (h) that in any way would delay or defeat the right of Mortgagee to cause the sale of the Mortgaged Premises for the purpose of satisfying the obligations secured hereby.  Mortgagor agrees that the price paid at a lawful foreclosure sale, whether by Mortgagee or by a third party, and whether paid through cancellation of all or a portion of the Note or in cash, shall conclusively establish the value of the Mortgaged Premises.

Section 4-8.                      Costs of Collection.  Mortgagor shall pay on demand all costs and expenses incurred by Mortgagee in enforcing or protecting its rights and remedies hereunder, including, but not limited to, reasonable attorneys’ fees and legal expenses, including, without limitation, any post-judgment fees, costs or expenses incurred on any appeal, in collection of any judgment, or in appearing and/or enforcing any claim in any bankruptcy proceeding.  In the event of a judgment on the Note, Mortgagor agrees to pay to Mortgagee on demand all costs and expenses incurred by Mortgagee in satisfying such judgment, including without limitation, reasonable fees and expenses of Mortgagee’s counsel, including taxes and post-judgment insurance.  It is expressly understood that such agreement by Mortgagor to pay the aforesaid post-judgment costs and expenses of Mortgagee is absolute and unconditional and (i) shall survive (and not merge into) the entry of a judgment for amounts owing hereunder and (ii) shall not be limited regardless of whether the Note or other obligation of Mortgagor or a guarantor, as applicable, is secured or unsecured, and regardless of whether Mortgagee exercises any available rights or remedies against any collateral pledged as security for the Note and shall not be limited or extinguished by merger of the Note or other Loan Documents into a judgment of foreclosure or other judgment of a court of competent jurisdiction, and shall remain in full force and effect post-judgment and shall continue in full force and effect with regard to any subsequent proceedings in a court of competent jurisdiction including but not limited to bankruptcy court and shall remain in full force and effect after collection of such foreclosure or other judgment until such fees and costs are paid in full.  Such fees or costs shall be added to Mortgagee’s lien on the Mortgaged Premises that shall also survive foreclosure or other judgment and collection of said judgment.

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ARTICLE FIVE

MORTGAGEE

Section 5-1.                      Right of Mortgagee to Pay Taxes and Other Charges.  In case any tax, assessment or governmental or other charge upon any part of the Mortgaged Premises or any insurance premium with respect thereto is not paid, to the extent, if any, that the same is legally payable, Mortgagee may pay such tax, assessment, governmental charge or premium, without prejudice, however, to any rights of Mortgagee hereunder arising in consequence of such failure; and any amount at any time so paid under this Section (whether incurred before or after judgment of foreclosure), with interest thereon from the date of payment at a rate equal to twelve percent (12%) per annum or, if less, the highest legal rate permitted under applicable law, until paid, shall be repaid to Mortgagee upon demand and shall become so much additional indebtedness secured by this Mortgage, and the same shall be given a preference in payment over principal of or interest on the Note, but Mortgagee shall be under no obligation to make any such payment.

Section 5-2.                      Reimbursement of Mortgagee.  If any action or proceeding be commenced (except an action to foreclose this Mortgage), to which action or proceeding Mortgagee is made a party, or in which it becomes necessary, in Mortgagee’s reasonable opinion, to defend or uphold the lien of this Mortgage, or to protect the Mortgaged Premises or any part thereof, all reasonable sums paid by Mortgagee to establish or defend the rights and lien of this Mortgage or to protect the Mortgaged Premises or any part thereof (including reasonable attorneys’ fees, and costs and allowances) and whether suit be brought or not, shall be paid, upon demand, to Mortgagee by Mortgagor, together with interest at a rate equal to twelve percent (12%) per annum or, if less, the highest legal rate permitted under applicable law, until paid.  Any such sum or sums and the interest thereon shall be secured hereby in priority to the indebtedness evidenced by the Note.

Section 5-3.                      Release of Mortgaged Premises.  Mortgagee shall have the right at any time, and from time to time, at its discretion to release from the lien of this Mortgage all or any part of the Mortgaged Premises without in any way prejudicing its rights with respect to all of the Mortgaged Premises not so released.

ARTICLE SIX

SECURITY AGREEMENT

Section 6-1.                      Security Agreement and Financing Statement Under Uniform Commercial Code.  Mortgagor (being a debtor as that term is used in the Uniform Commercial Code of the State of Connecticut) as in effect from time to time (herein called the “Code”) as security for payment of the Note, hereby grants a security interest in any part of the Mortgaged Premises other than real estate (all for the purposes of this Article called “Collateral”), including any proceeds generated therefrom (although such coverage shall not be interpreted to mean that Mortgagee consents to the sale of any of the Collateral), to Mortgagee (being the secured party as that term is used in the Code) and hereby authorizes Mortgagee to file financing statements covering the Collateral.  This Mortgage constitutes a security agreement and a financing statement, including a fixture financing statement, under the Code.  All of the terms, provisions, conditions and agreements contained in this Mortgage pertain and apply to the Collateral as fully and to the same extent as to any other property comprising the Mortgaged Premises; and the following provisions of this Article shall not limit the generality or applicability of any other provision of this Mortgage but shall be in addition thereto.

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Section 6-2.                      Defined Terms.  The terms and provisions contained in this Article shall, unless the context otherwise requires, have the meanings and be construed as provided in the Code.

Section 6-3.                      Mortgagor’s Representations and Warranties.  Mortgagor represents that:

(a)           It has rights in, or the power to transfer, the Collateral, and the Collateral is subject to no liens, charges or encumbrances other than the lien hereof, and any applicable Permitted Encumbrances.

(b)           As of the date of this Mortgage, no other party has a perfected interest in any of the Collateral.

(c)           It is an organization, being a limited liability company organized under the laws of the State of Connecticut.

(d)           Its chief executive office and principal place of business is located at 444 Merrick Road, Suite 370, Lynbrook, NY  11563.

(e)           Mortgagor’s organizational number is:  0926616.

Section 6-4.                      Mortgagor’s Obligations.  Mortgagor agrees that until its obligations hereunder are paid in full:

(a)           It shall not change its legal name, its type of organization or its state of organization, and shall not merge or consolidate with any other person or entity without at least thirty (30) days’ prior written notice to Mortgagee except as otherwise stated in Section 1-4(c) hereof.

(b)           It shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than Mortgagee, except as otherwise stated in Section 1-4(c) hereof.

(c)           It shall keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon.

(d)           It shall use the Collateral solely for business purposes, being installed upon the Mortgaged Premises for Mortgagor’s own use or as the equipment and furnishings furnished by Mortgagor, as landlord, to tenants of the Mortgaged Premises.

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(e)           It shall keep the Collateral at the Land and shall not remove, sell, assign or transfer it therefrom, nor allow a third party to do so, without the prior written consent of Mortgagee, which may be withheld in Mortgagee’s sole and absolute discretion, unless disposed of in the ordinary course of business and replaced with items of comparable utility and/or quality and value free and clear of all liens or title retention devices.  The Collateral may be affixed to such real estate but will not be affixed to any other real estate.

(f)           It will, on its own initiative, or as Mortgagee may from time to time reasonably request, and at its own cost and expense, take all steps necessary and appropriate to establish and maintain Mortgagee’s perfected security interest in the Collateral subject to no adverse liens or encumbrances, including, but not limited to, furnishing to Mortgagee additional information, delivering possession of the Collateral to Mortgagee, executing and delivering to Mortgagee financing statements and other documents in a form satisfactory to Mortgagee, placing a legend that is acceptable to Mortgagee on all chattel paper created by Mortgagor indicating that Mortgagee has a security interest in the chattel paper and assisting Mortgagee in obtaining executed copies of any and all documents required of third parties.  Mortgagee is authorized to file a financing statement with respect to the Collateral.

Section 6-5.                      Right of Inspection.  At any and all reasonable times, Mortgagee and its duly authorized agents, attorneys, experts, engineers, accountants and representatives shall have the right to inspect the Collateral fully to ensure compliance with this Mortgage.

Section 6-6.                      Remedies.

(a)           Upon an Event of Default hereunder and at any time thereafter, Mortgagee at its option may declare the indebtedness hereby secured immediately due and payable, and thereupon Mortgagee shall have the remedies of a secured party under the Code, including without limitation, the right to take immediate and exclusive possession of the Collateral, or any part thereof, and for that purpose may, so far as Mortgagor can give authority therefor, with or without judicial process, enter (if this can be done without breach of the peace) upon any place where the Collateral or any part thereof may be situated and remove the same therefrom (provided that if the Collateral is affixed to real estate, such removal shall be subject to the condition stated in the Code); and Mortgagee shall be entitled to hold, maintain, preserve and prepare the Collateral for sale, until disposed of, or may propose to retain the Collateral subject to Mortgagor’s right of redemption in satisfaction of Mortgagor’s obligations, as provided in the Code. Mortgagee, without removal, may render the Collateral unusable and dispose of the Collateral on the Mortgaged Premises.  Mortgagee may require Mortgagor to assemble the Collateral and make it available to Mortgagee for its possession at a place to be designated by Mortgagee which is reasonably convenient to both parties.  Mortgagee will give Mortgagor at least ten (10) days notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is made.  The requirements of reasonable notice shall be met if such notice is mailed, by certified mail or equivalent, postage prepaid, to the address of Mortgagor hereinabove set forth and at least ten (10) days before the time of the sale or disposition.  Mortgagee may buy at any public sale and, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, Mortgagee may buy at private sale.  Any such sale may be held as part of and in conjunction with any foreclosure sale of the real estate comprised within the Mortgaged Premises, the Collateral and real estate to be sold as one lot if Mortgagee so elects.  The net proceeds realized upon any such disposition, after deduction for the expenses of retaking, holding, preparing for sale, selling or the like and the reasonable attorneys’ fees and legal expenses incurred by Mortgagee, shall be applied in satisfaction of the indebtedness hereby secured.  Mortgagee will account to Mortgagor for any surplus realized on such disposition.

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(b)           The remedies of Mortgagee hereunder are cumulative and the exercise of any one or more of the remedies provided for herein or under the Code shall not be construed as a waiver of any of the other remedies of Mortgagee, including having the Collateral deemed part of the realty upon and foreclosure thereof so long as any part of the indebtedness hereby secured remains unsatisfied.

Section 6-7.                      Fixture Filing.  This Mortgage creates a security interest in goods which are or are to become fixtures related to the real estate described in Exhibit A, shall be effective as a fixture filing and is to be filed in the real estate records.

ARTICLE SEVEN

MISCELLANEOUS

Section 7-1.                      Additions to Mortgaged Premises.  In the event any additional improvements, Equipment, or property not herein specifically identified shall be or in the future become a part of the Mortgaged Premises by location or installation on the Mortgaged Premises or otherwise, then this Mortgage shall immediately attach to and constitute a lien or security interest against such additional items without further act or deed of Mortgagor.

Section 7-2.                      Additional Notes.  Mortgagor may also issue additional notes (the “Additional Notes”) from time to time in order to evidence additional indebtedness of Mortgagor to Mortgagee.  The Additional Notes shall be equally and proportionately secured by the lien of this Mortgage with the Note, without preference, priority or distinction as to lien or otherwise, notwithstanding the date of issuance thereof.  From and after the issuance of any Additional Notes, the term Note shall be deemed to include the Additional Notes in respect to all matters of benefits and security under and in the enforcement of this Mortgage.

Section 7-3.                      No Waiver.  Mortgagee shall not be deemed, by any act or omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Mortgagee and then, only to the extent specifically set forth in the writing.  A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.  Without limiting the generality of the foregoing, no waiver of, or election by Mortgagee not to pursue, enforcement of any provision hereof shall affect, waive or diminish in any manner Mortgagee’s right to pursue the enforcement of any other provision.

Section 7-4.                      Supplements or Amendments.  This Mortgage may not be supplemented or amended except by written agreement between Mortgagee and Mortgagor.

           Section 7-5.                      Successors and Assigns.  All provisions hereof shall inure to and bind the respective successors, and assigns of the parties hereto.  The word Mortgagor shall include all persons claiming under or through Mortgagor and all persons liable for the payment of indebtedness or any part thereof, whether or not such persons shall have executed the Note or this Mortgage.  Wherever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

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Section 7-6.                      Notices.  All notices, demands, consents or requests which are either required or desired to be given or furnished hereunder (a “Notice”) shall be in writing and shall be deemed to have been properly given if either delivered personally or by overnight commercial courier or sent by United States registered or certified mail, postage prepaid, return receipt requested, to the address of the parties hereinabove set out and if to Mortgagor, to the attention of Paul Cooper, Chief Executive Officer, with a copy to Ruskin Moscou Faltischek, P.C., Attn:  Eric C. Rubenstein, Esq., 1425 RXR Plaza, East Tower, 15th Floor, Uniondale, New York  11556.  Such Notice shall be effective upon receipt or refusal if by personal delivery, the first Business Day (a day other than a Saturday, Sunday or holiday on which national banks are authorized to be closed) after the deposit of such Notice with an overnight courier service by the time deadline for next Business Day delivery if by commercial courier, and upon the earliest of receipt or refusal (which shall include a failure to respond to notification of delivery by the U.S. Postal Service) or five (5) Business Days following mailing if sent by U.S. Postal Service mail.  By Notice complying with the foregoing, each party may from time to time change the address to be subsequently applicable to it for the purpose of the foregoing.

Section 7-7.                      Severability.  If any provision of this Mortgage shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or render the same invalid, inoperative, or unenforceable to any extent whatever.

Section 7-8.                      Choice of Law.  This Mortgage shall be construed and enforced according to and governed by the laws of Connecticut (excluding conflicts of laws rules) and applicable federal law.

Section 7-9.                      Captions.  All captions and headings in this Mortgage are included for convenience or reference only and shall in no respect constitute a part of the terms hereof nor describe, define or in any manner limit the scope of this Mortgage, any interest granted hereby or any term or provision hereof.

Section 7-10.                      Counterparts.  This Mortgage may be executed in any number of counterparts, each of which shall be deemed an original (except an original will be required for recording), but all of which when taken together shall constitute but one and the same instrument.  Executed copies of the signature pages of this Mortgage sent by facsimile or transmitted electronically in either Tagged Image Format (“TIFF”) or Portable Document Format (“PDF”) shall be treated as originals, fully binding and with full legal force and effect, and the parties waive any rights they may have to object to such treatment.  Any party delivering an executed counterpart of this Mortgage by facsimile, TIFF or PDF also shall deliver a manually executed counterpart of this Mortgage, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Mortgage.  The pages of any counterpart of this Mortgage containing any party’s signature or the acknowledgement of such party’s signature hereto may be detached therefrom without impairing the effect of the signature or acknowledgement provided such pages are attached to any other counterpart identical thereto except having additional pages containing the signatures or acknowledgements thereof of other parties.

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Section 7-11.                      Further Assurances.  Mortgagor will, from time to time, upon ten (10) business days’ prior written request from Mortgagee, make, execute, acknowledge and deliver to Mortgagee such supplemental mortgages, certificates and other documents, as may be reasonably necessary for better assuring and confirming unto Mortgagee any of the Mortgaged Premises, or for more particularly identifying and describing the Mortgaged Premises, or to preserve or protect the priority of the lien of this Mortgage, and generally do and perform such other acts and things and execute and deliver such other instruments and documents as may reasonably be deemed necessary or advisable by Mortgagee to carry out the intentions of this Mortgage.

Section 7-12.                      Discrete Premises.  Mortgagor shall not by act or omission permit any building or other improvement on any premises not subject to the lien of this Mortgage to rely on the Mortgaged Premises or any part thereof or any interest therein to fulfill any municipal or governmental requirement, and Mortgagor hereby assigns to Mortgagee any and all rights to give consent for all or any portion of the Mortgaged Premises or any interest therein to be so used. Similarly, no building or other improvement on the Mortgaged Premises shall rely on any premises not subject to the lien of this Mortgage or any interest therein to fulfill any governmental or municipal requirement. Mortgagor shall not by act or omission impair the integrity of the Mortgaged Premises as a single zoning lot separate and apart from all other premises.  Any act or omission by Mortgagor which would result in a violation of any of the provisions of this paragraph shall be void.

Section 7-13.                      Certificates.  Mortgagor and Mortgagee each will, from time to time, upon ten (10) business days’ prior written request by the other party, execute, acknowledge and deliver to the requesting party, a certificate signed by an appropriate officer, stating that this Mortgage is unmodified and in full force and effect (or, if there have been modifications, that this Mortgage is in full force and effect as modified and setting forth such modifications) and stating the principal amount secured hereby and the interest accrued to date on such principal amount.  Such estoppel certificate from Mortgagee shall also state either that, to the actual knowledge of the signer of such certificate and based on no independent investigation, no Event of Default or occurrence which with the passage of time or the giving of notice would be or become an Event of Default exists hereunder or, if any Event of Default or such occurrence shall exist hereunder, specify such Event of Default or such occurrence of which Mortgagee has actual knowledge.  The estoppel certificate from Mortgagor shall also state to the best knowledge of Mortgagor whether any offsets or defenses to the indebtedness exist and if so shall identify them.

Section 7-14.                      Usury Savings.  All agreements between Mortgagor and Mortgagee (including, without limitation, those contained in this Mortgage and the Note) are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to Mortgagee exceed the highest lawful rate of interest permissible under the laws of the State of Connecticut.  If, from any circumstances whatsoever, fulfillment of any provision hereof or the Note or any other documents securing the indebtedness at the time performance of such provision shall be due, shall involve the payment of interest exceeding the highest rate of interest permitted by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under the laws of Connecticut; and if for any reason whatsoever Mortgagee shall ever receive as interest an amount which would be deemed unlawful, such interest shall be applied to the payment of the last maturing installment or installments of the principal indebtedness secured hereby (whether or not then due and payable) and not to the payment of interest; all such deemed payments shall be accepted by Mortgagee and shall be free of any Prepayment Premium or other fees and charges related to prepayment under the Loan Documents.

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Section 7-15.                      Regulation U.  Mortgagor covenants and agrees that it shall constitute an Event of Default hereunder if any of the proceeds of the loan for which the Note is given will be used, or were used, as the case may be, for the purpose (whether immediate, incidental or ultimate) of “purchasing” or “carrying” any “margin security” as such terms are defined in Regulation U of the Board of Governors of the Federal Reserve System (12 CFR Part 221) or for the purpose of reducing or retiring any indebtedness which was originally incurred for any such purpose.

Section 7-16.                      Commercial Purpose.  Mortgagor is organized for a profit and is engaged primarily in commercial, manufacturing, industrial or other nonconsumer pursuits (within the meaning of Section 37-9 of the Connecticut General Statutes), and, without limiting the generality of the foregoing, the proceeds of the loan evidenced by the Note will be utilized in Mortgagor’s business or investment activities, and no portion of such proceeds will be utilized for any personal, family or household purchases, acquisitions or uses or for any other consumer purposes.

Section 7-17.                      General.  (a) No part of the Mortgaged Premises has, at any time during the period of three (3) years immediately preceding the date hereof, been included in the “property description” of any real estate contiguous with the Mortgaged Premises (within the meaning of Section 22a-452a (c) of the Connecticut General Statutes).

(b)           No part of the Mortgaged Premises is or has been an “establishment” or a “service station” under Section 22a-134 et seq. of the Connecticut General Statutes.

(c)           To Mortgagor’s best knowledge and belief no part of the Mortgaged Premises contains or has ever contained any underground storage tanks or facilities or any abandoned or temporarily out-of-service underground storage tanks or facilities (as such terms are defined in Sections 22a-449 (d) - 1 and 22a-449 (d) - 101 of the Regulations of the State of Connecticut).

Section 7-18.                      Waiver of Co-Tenancy Rights.  Mortgagor, and each party comprising Mortgagor, hereby waives all of their respective co-tenancy rights provided at law or in equity for tenants in common between, among or against each other, including, without limitation, any right to partition the Mortgaged Premises.

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Section 7-19.                      ERISA.  Mortgagor hereby represents, warrants and agrees that as of the date hereof, none of the investors in or owners of Mortgagor is an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 as amended, a plan as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986 as amended, nor an entity the assets of which are deemed to include plan assets pursuant to Department of Labor regulation Section 2510.3-101 (the “Plan Asset Regulation”).  Mortgagor further represents, warrants and agrees that at all times during the term of the Note, Mortgagor shall satisfy an exception to the Plan Asset Regulation, such that the assets of Mortgagor shall not be deemed to include plan assets.  If at any time during the entire term of the Note any of the investors in or owners of Mortgagor shall include a plan or entity described in the first sentence of this Section, Mortgagor shall as soon as reasonably possible following an investment by such a plan or entity, provide Mortgagee with an opinion of counsel reasonably satisfactory to Mortgagee indicating that the assets of Mortgagor are not deemed to include plan assets pursuant to the Plan Asset Regulation.  In lieu of such an opinion, Mortgagee may in its sole discretion accept such other assurances from Mortgagor as are necessary to satisfy Mortgagee in its sole discretion that the assets of Mortgagor are not deemed to include plan assets pursuant to the Plan Asset Regulation.  Mortgagor understands that the representations and warranties herein are a material inducement to Mortgagee in the making of the loan evidenced by the Note, without which Mortgagee would have been unwilling to proceed with the closing of the loan.  Notwithstanding anything herein to the contrary, any transfer permitted pursuant to the terms of this Mortgage (including without limitation, those described in Section 1-4) shall be subject to compliance with the provisions of this Section.  Any such proposed transfer that would violate the terms of this Section or otherwise cause the Loan to be characterized as a prohibited transaction under ERISA shall be prohibited under the terms of the Loan Documents.

Section 7-20.                      Certain Disclosures.  Except as otherwise provided in this Section 7-20, or as may be disclosed in a public filing, Mortgagee and its mortgage servicer and their respective assigns shall maintain the confidentiality of financial information of Mortgagor and its affiliates described in this Section 7-20, Mortgagee (and its mortgage servicer and their respective assigns) shall have the right to disclose in confidence such financial information regarding Mortgagor, any guarantor or the Mortgaged Premises as may be necessary (i) to complete any sale or attempted sale of the Note or participations in the loan (or any transfer of the mortgage servicing thereof) evidenced by the Note and the Loan Documents, (ii) to service the Note or (iii) to furnish information concerning the payment status of the Note to the holder or beneficial owner thereof, including, without limitation, all Loan Documents, financial statements, projections, internal memoranda, audits, reports, payment history, appraisals and any and all other information and documentation in Mortgagee’s files (and such servicer’s files) relating to Mortgagor, any guarantor and the Mortgaged Premises.  This authorization shall be irrevocable in favor of Mortgagee (and its mortgage servicer and their respective assigns), and Mortgagor and any guarantor waive any claims that they may have against Mortgagee, its mortgage servicer and their respective assigns or the party receiving information from Mortgagee pursuant hereto regarding disclosure of information in such files and further waive any alleged damages which they may suffer as a result of such disclosure except as may arise from Mortgagee’s gross negligence or willful misconduct.

[MORTGAGE]
Loan No. 19263

Section 7-21.                      Integration.  This Mortgage is intended by the parties hereto to be the final, complete and exclusive expression of the agreement between them with respect to the matters set forth herein.  This Mortgage supersedes any and all prior oral or written agreements relating to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no oral agreements between the parties.

Section 7-22.                      No Merger.  It being the desire and intention of the parties hereto that this Mortgage and the lien hereof do not merge in fee simple title to the Mortgaged Premises, it is hereby understood and agreed that should Mortgagee acquire an additional or other interests in or to the Mortgaged Premises or the ownership thereof, then, unless a contrary intent is manifested by Mortgagee as evidenced by an express statement to that effect in appropriate document duly recorded, this Mortgage and the lien hereof shall not merge in the fee simple title, toward the end that this Mortgage may be foreclosed as if owned by a stranger to the fee simple title.  Further, it is not the intention of the parties that any obligation of Mortgagor to pay or to reimburse Mortgagee for costs and expenses, including attorneys’ fees and costs, be merged in any foreclosure judgment or the conclusion of any other enforcement action, and all such obligations shall survive the entry of any foreclosure judgment or the conclusion of any other enforcement action.

Section 7-23.                      Construction.  Each of the parties hereto has been represented by counsel and the terms of this Mortgage have been fully negotiated.  This Mortgage shall not be construed more strongly against any party regardless of which party may be considered to have been more responsible for its preparation.

Section 7-24.Waiver.  THE PARTIES HERETO, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE, TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED ON OR ARISING OUT OF THIS MORTGAGE, OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS, WHETHER ORAL OR WRITTEN, OR ACTION OF ANY PARTY HERETO.  NO PARTY SHALL SEEK TO CONSOLIDATE BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.  THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY PARTY HERETO EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL PARTIES.

MORTGAGOR ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS INSTRUMENT IS A PART IS A COMMERCIAL TRANSACTION, AND, TO THE EXTENT ALLOWED UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES OR BY OTHER APPLICABLE LAW, MORTGAGOR WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES WHICH MORTGAGEE OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO PURSUE IN CONNECTION WITH SUCH TRANSACTION.

Mortgagor acknowledges receipt of a copy of this instrument at the time of the execution thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK, SIGNATURE PAGE FOLLOWS]

[MORTGAGE]
Loan No. 19263

IN WITNESS WHEREOF, Mortgagor has duly executed this Mortgage on the date stated in the acknowledgement set forth below, to be effective as of the day and year first above written.

WITNESSES:	MORTGAGOR:

_____________________________	FARM SPRINGS ROAD LLC, a Connecticut
Name: _______________________	limited liability company

______________________________	By: GTJ REALTY, LP, a Delaware limited
Name: ________________________	partnership, the sole member

By: GTJ GP, LLC, a Maryland limited liability company, the general partner

By: GTJ REIT, INC., a Maryland corporation, the sole member

By: ____________________________ Paul Cooper, Authorized Person

STATE OF NEW YORK                 )
                     )ss.
COUNTY OF NASSAU                 )

On the ___day of ______________, in the year 2013, before me, the undersigned, personally appeared Paul Cooper, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

____________________________________
Notary Public
My Commission Expires:

[SIGNATURE PAGE TO MORTGAGE]

[MORTGAGE]
Loan No. 19263

Exhibit “A”

Legal Description

That certain piece or parcel of land situated in the Town of Farmington, County of Hartford and State of Connecticut, and more particularly described as Parcel K(VII) as shown on a map entitled “MAP OF LAND Owned by TAC VII Group Northerly of Fienemann Road Farmington, Connecticut Scale 1” = 40' February 28,1980…REV. JUNE 1988 Certified substantially correct in accordance with Class A-2 of the Code of Recommended Practice for Accuracy of Surveys & Maps, Edward F. Reuber, Surveyor HODGE SURVEYING ASSOCIATES, P.C.”, and being more particularly bounded and described as follows:

Beginning at a point on the westerly highway line of Farm Springs Road, said point marking the southeasterly corner of the land shown hereon and the northeasterly corner of land of TAC II Group and also being located one hundred eighty-four and fifty-two hundredths (184.52) feet northerly of a highway monument, as measured along said westerly highway line; thence N 78° 02’ 10”·W two hundred fifty-eight and sixty-seven hundredths (256.67) feet to a point, thence N 55° 33’ 01” W three hundred seven and no hundredths (307.00) feet to a point; thence N 65° 59’ 20”·W one hundred six and twenty-four hundredths (106.24) feet to a point; thence N 66° 47’ 05” E two hundred twenty-nine and seventy-five hundredths (229.75) feet to a point; thence N 23° 12’ 55” W tour hundred thirty-five and sixty hundredths (435.60) feet to a point on the southerly highway line of Colt Highway (Route 6-A); thence N 66° 47’ 05” E three hundred fifty-seven and forty-six hundredths (357.46) feet to a CHD monument; thence continuing the same course one hundred seventy-three and eighty-two hundredths (173.82) feet to a point; thence S 24° 31’ 37” E six hundred forty-eight and thirty-seven hundredths (648.37) feet to a point on said westerly highway line; thence in a southwesterly and southerly direction on a curve to the left having a radius of four hundred sixteen and seventeen hundredths (416.17) feet, for a distance of three hundred ten and twenty-eight hundredths (310.28) feet to a highway monument; thence S 11° 57’ 50” W one hundred thirty and forty-eight hundredths (130.48) feet to point or place of beginning.

Containing 10.53 acres and being bounded:
Northerly and Northwesterly by land now or formerly of Rose Bradley Tuffy, land now or formerly of Lynn H. & Doris R. Lansberry and Colt Highway (Route 6-A), in part by each; Northeasterly by land shown as Parcel J. (IV); Easterly by Farms Spring Road; Southerly and Southwesterly by land of TAC II Group; and Westerly by land now or formerly of Lynn H. & Doris R. Lansberry.

TOGETHER WITH the right, in common with others, to use the Proposed Entrance Road being Revised Parcel B and Revised Parcel B-1 as shown on the plan entitled “Map of Land Owned by TAC Associates, at al. Route 6-A, Fienemann Road & Interstate 84 Farmington, Connecticut Scale 1° = 100’ December 1977 Revised October 1978 Certified Substantially Correct Edward F. Reuber, W.F. Grunewald, Surveyors. Hodge Surveying Associates, P .C.” (the “Master Plan”) and as revised by a map entitled “PLAN OF SUBDIVISION- PARCEL K(VII} To be developed by TAC Associates Fienemann Road Farmington, Connecticut Scale 1” = 100’ February 1979 Certified substantially correct in accordance with Class A-2 of the Code of Recommended Practice for Accuracy of Surveys & Maps, Edward F. Reuber, Surveyor HODGE SURVEYING ASSOCIATES, P.C.”, for all purposes for which a public roadway is ordinarily used, and together with the right to use in common with others, a storm drainage system and an utilities located in said Proposed Entrance Road.

TOGETHER WITH right to discharge storm water from said Proposed Entrance Road Into a storm sewer system over and across land of TAC III GROUP (known as Parcel G), as set forth in a deed to TAC III GROUP dated November 3, 1978 and recorded In Volume 264 at Page 750 of the Farmington Land Records.

TOGETHER WITH the right to use, maintain, repair and replace, in common with others, a sanitary sewer and right of way as it is presently located and as it may be extended in the future, said right of way being at all places twenty (20) feet in width and being presently located as shown on the above-mentioned Master Plan as “20’ Sanitary Sewer R.O.W.” and “Approx. Location Existing Sanitary Sewer” and running through and over Parcel G on said map and other land now or formerly of TAC VII Group to a manhole in the trunk line sewer shown as “Town of Farmington 20’ Sanitary sewer right of way” on said map.

The above described land is the same as described within the Commitment for title insurance issued by First American Title Insurance Company Commitment No. HART1903937 bearing an effective date of January 8, 2013.

 [MORTGAGE]
Loan No. 19263

ANNEX I

COPY OF PROMISSORY NOTE

[See Attached]

[MORTGAGE]
Loan No. 19263

Farm Springs Road (CT)

PROMISSORY NOTE

$15,000,000.00                                                        February ___, 2013

FOR VALUE RECEIVED, the undersigned, FARM SPRINGS ROAD LLC, a Connecticut limited liability company (“Borrower”), with the mailing address of 444 Merrick Road, Suite 370, Lynbrook, NY  11563, promises to pay to the order of AVIVA LIFE AND ANNUITY COMPANY, an Iowa corporation (“Lender”), at its office located at c/o Aviva Investors North America, Inc., Attn:  Commercial Mortgage, 215 10th Street, Suite 1000, Des Moines, Iowa 50309, or at such other place as Lender may designate in writing, the principal sum of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00) together with interest from and including the date advanced on the balance of the principal sum remaining from time to time unpaid at the rate of three percent (3.0%) per annum.  Interest shall be calculated for the actual number of days in any partial month on the basis of a 360-day year of twelve thirty-day months.  Interest only on the unpaid principal balance from and including the date advanced through the end of that calendar month, shall be paid on the date of disbursement.  This Promissory Note is sometimes hereinafter referred to as this “Note.”  Notwithstanding anything stated above to the contrary, the full principal amount of $15,000,000.00 shall be advanced upon execution and delivery of the Loan Documents.

Payments of interest only in the amount of Thirty-Seven Thousand Five Hundred and No/100 Dollars ($37,500.00) (“Interest Only Payment”) shall be made in fifty-nine (59) consecutive monthly installments beginning on the first day of April, 2013, and on the first day of each month thereafter through and including the first day of February, 2018.  On the first day of March, 2018 (as the same may be extended pursuant to the terms hereof, the “Maturity Date”) a final payment of the entire balance of principal and interest then unpaid thereon shall be due and payable.  Provided, however, if the first day of any such month is not a "Business Day" (being a day other than a Saturday, Sunday or holiday on which national banks are authorized to be closed), the applicable payment shall be due on the next following Business Day.  If a monthly payment is not received by the due date thereof, it shall constitute a default under the terms hereof.  Each payment shall be applied first to interest and other charges then due and the balance to reduction of the principal sum.

Unless and until Borrower is otherwise notified in writing by Lender, all monthly payments due on account of the indebtedness evidenced by this Note shall be made by electronic funds transfer debit transactions utilizing the Automated Clearing House (“ACH”) network of the U.S. Federal Reserve System and shall be initiated by Lender from Borrower’s account (as shall have been previously established by Borrower and approved by Lender) at an ACH member bank (the “ACH Account”) for settlement on the first day of each month as provided hereinabove. Borrower hereby authorizes Lender to electronically initiate the transfer of all monthly payments required on this Note (and any escrow deposits required pursuant to the Mortgage as defined below) by ACH transfer of funds from the ACH member bank designated by Borrower.  Borrower shall, prior to each payment due date, deposit and/or maintain sufficient funds in the ACH Account to cover all debit transactions initiated or to be initiated hereunder by or for Lender.

 [MORTGAGE]
Loan No. 19263

Concurrently with or prior to the delivery of this Note, Borrower has executed and delivered written authorization to Lender to effect the foregoing and will from time to time execute and deliver further authorization to effect payment through ACH transfer. Borrower has delivered to Lender, concurrently with or prior to Borrower’s execution and delivery of this Note, a voided blank check or a pre-printed deposit form for such ACH Account showing Borrower’s ACH Account number with the ACH member bank and showing the ACH member bank routing number.

Notwithstanding the foregoing regarding the ACH member bank and the ACH network system, any failure, for any reason, of the ACH network system or any electronic funds transfer debit transaction to be timely or fully completed shall not in any manner relieve Borrower from its obligations to promptly, fully and timely pay and make all payments or installments provided for under this Note when due, and to comply with all other of Borrower’s obligations under this Note or any other documents evidencing or securing this Note; or relieve Borrower from any of its obligations to pay any late charges due or payable under the terms of this Note; provided that if the cause for such failure is that Lender did not timely initiate the transfer request, then Borrower shall not be in default unless payment is not made within five (5) Business Days after notice of nonpayment is given by Lender. Borrower shall provide Lender with at least thirty (30) days prior written notice of any change in the ACH information provided above and Borrower shall not change ACH member banks without first obtaining Lender’s written approval.

BORROWER ACKNOWLEDGES THAT THE MONTHLY INSTALLMENTS REFERRED TO ABOVE WILL NOT AMORTIZE ALL OF THE PRINCIPAL SUM OF THE INDEBTEDNESS BY THE MATURITY DATE, RESULTING IN A “BALLOON PAYMENT” ON SAID DATE OF THE ENTIRE UNPAID PRINCIPAL BALANCE OF THIS NOTE AND ACCRUED UNPAID INTEREST.

Upon sixty (60) days notice by Borrower to Lender that Borrower is not able to make the 60th payment (which is a balloon payment due on the Maturity Date) but shall only make the Interest Only Payment on the Maturity Date, then the loan term will automatically be extended for an additional ten-year period [or such lesser time period to match the remaining term of the lease (“Lease”) of the Mortgaged Premises all as determined by Lender] hereinafter referred to as the "Extension Period" subject to a revised interest rate and the other terms and conditions described below.  The monthly payments beginning on the first day of April, 2018 and continuing through March, 2028 shall consist of principal and interest payments based on the then current market interest rate, as determined by Lender, and based on an amortization period that will cause all excess cash over the remaining term of the Lease to be applied to the unpaid principal balance of this Note, all as determined by Lender.  This amortization schedule is anticipated to provide breakeven debt service coverage based upon the scheduled rent payments under the Lease.  On the first day of March, 2028 (or such lesser time depending on the remaining term of the Lease) hereafter referred to as the “Final Maturity Date”, a final payment of the entire balance of principal and interest then unpaid thereon shall be due and payable.

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Loan No. 19263

Prior to the beginning of the Extension Period, Borrower shall execute such documents amending this Note, the Mortgage and other Loan Documents as required by Lender.  Borrower shall pay all of Lender’s fees and expenses, including reasonable attorney fees, incurred in connection with such extension.  If not otherwise due before the Final Maturity Date, the entire balance of principal and interest then unpaid, and all other sums due under this Note shall be due and payable on the Final Maturity Date.

This Note is given for an actual loan in the above amount and is the Note referred to in and secured by an Open-End First Mortgage Deed, Security Agreement and Fixture Filing (herein called the “Mortgage”) for the benefit of Lender dated as of the date hereof, on certain property described therein located in the Town of Farmington, Hartford County, Connecticut (herein called the “Mortgaged Premises”).  Additionally, Lender required and this is the Note referred to in an Assignment of Leases, Rents and Income (herein called the “Assignment”) dated as of the date hereof, assigning to Lender all of the leases, rents and income, issues and profit from the Mortgaged Premises.  This Note, the Mortgage, the Assignment, and all other instruments evidencing or securing the loan evidenced hereby, excluding the certain Environmental Indemnification Agreement dated this same date, are sometimes collectively referred to as the “Loan Documents.”

Upon the occurrence and during the continuance of a default hereunder, or after maturity or accelerated maturity of the principal balance, or if the obligations evidenced hereby are reduced to a judgment, to the extent permitted by applicable law, interest shall be payable on demand on the unpaid principal balance or the judgment, as the case may be, and accrued interest thereon, from time to time outstanding, at a rate equal to twelve percent (12%) per annum or, if less, the highest legal rate permitted under applicable law, until paid.

In the event that any payment required to be made pursuant to this Note is not received by the due date thereof, a late charge of five cents ($.05) for each dollar ($1.00) so overdue shall become immediately due and payable as liquidated damages for defraying expenses incident to handling such delinquent payment and by reason of failure to make prompt payment, and the same shall be deemed to be evidenced by this Note and secured by the Mortgage.  In the event of the failure of Borrower to pay any such late charge within five (5) days after demand, then the unpaid principal balance and accrued interest shall, at the option of Lender, become immediately due and payable without further notice and demand, such notice and demand being expressly waived, but in such event said late charge shall be voided and shall not be payable by Borrower nor receivable by Lender and the rate of interest effective after maturity shall be applicable.

Time is of the essence hereof and it is expressly agreed that should default be made in the payment of any installment of principal or interest when due under this Note (including any applicable grace period), or if an Event of Default (used herein as that term is defined in the Mortgage) shall occur, then the entire unpaid principal balance and accrued interest shall, at the option of Lender, become immediately due and payable, without further notice and demand, such notice and demand being expressly waived, anything contained herein or in any instrument now or hereafter securing this Note to the contrary notwithstanding.  Said option shall continue until all such defaults have been cured and such cure has been accepted by Lender.

[MORTGAGE]
Loan No. 19263

Except as expressly provided for in this Note, Borrower may not prepay any portion of the principal balance.  Borrower reserves (provided no Event of Default exists) the privilege to prepay, in full but not in part, the principal indebtedness evidenced hereby beginning on the first day of March, 2014, and on or about any installment payment date thereafter, upon thirty (30) days prior written notice to Lender, payment to Lender of all accrued interest remaining unpaid pursuant to this Note, payment to Lender of all other unpaid costs and expenses that are Borrower’s obligation under the Loan Documents, and payment of a premium (hereinafter referred to as the “Prepayment Premium”) in an amount equal to the greater of: (a) one percent (1%) of the outstanding principal balance that Borrower is prepaying; and (b)(i) the sum of (A) the present value of the scheduled monthly payments of principal and interest from the date of such prepayment to the Maturity Date and (B) the present value of the amount of principal and interest due on the Maturity Date assuming all monthly payments of principal and interest were paid when due, less (ii) the outstanding principal loan balance as of the date of prepayment.  The present values referred to in (b)(i)(A) and (b)(i)(B) hereof shall be computed on a monthly basis as of date of prepayment discounted at the rate equal to the yield to maturity on the U.S. Treasury obligation closest in maturity to the Maturity Date, as determined from data reported in The Wall Street Journal, or similar publication on the fifth Business Day preceding the date of prepayment.

In addition to the above, Borrower may (provided no Event of Default exists) prepay in full the then outstanding principal balance of the indebtedness evidenced by this Note any time from and after the due date of the  one hundred seventy-seventh (177th) monthly payment due hereunder with no Prepayment Premium.

In the event that after giving Lender a notice of prepayment (Lender shall have the right to charge a reasonable sum for payoff requests), Borrower rescinds such notice or otherwise fails to make the prepayment as indicated in such a notice, Borrower shall reimburse Lender for all of Lender’s costs and expenses incurred in connection with the anticipated prepayment.

In the event that pursuant to the provisions of the Mortgage (in connection with the application upon the principal balance hereof of proceeds of insurance or condemnation awards) or as a matter of grace, any partial prepayment is accepted hereon, the same shall not operate to defer or reduce the amount of any of the scheduled required monthly installment payments of principal and interest herein provided for; and each and every such scheduled required monthly installment payment shall be paid in full when due until this Note has been paid in full.

In the event Lender applies any insurance proceeds or condemnation proceeds to the reduction of the principal balance under this Note in accordance with the terms and conditions of the Mortgage, and if, at such time, no default exists hereunder and no Event of Default has occurred and is continuing, and no event has occurred that with the passage of time or the giving of notice would be or become such an Event of Default, then no Prepayment Premium shall be due or payable as a result of such application.

[MORTGAGE]
Loan No. 19263

Except as otherwise expressly set forth in this Note, Borrower waives any right to prepay this Note in whole or in part, without premium.  If the maturity of the indebtedness evidenced hereby is accelerated by Lender as a consequence of the occurrence of a default hereunder or of an Event of Default, Borrower agrees that an amount equal to the Prepayment Premium (determined as if prepayment were made on the date of acceleration), or if at that time there be no privilege of prepayment, an amount equal to the greater of the Prepayment Premium or twelve percent (12%) of the then principal balance hereof, shall be added to the balance of unpaid principal and interest then outstanding, and that the indebtedness shall not be discharged except:  (i) by payment of such Prepayment Premium (or such other amount, as the case may be), together with the balance of principal and interest and all other sums then outstanding, if Borrower tenders payment of the indebtedness prior to completion of a non-judicial foreclosure or entry of a judicial order or judgment of foreclosure; or (ii) by inclusion of such Prepayment Premium (or such other amount, as the case may be) as a part of the indebtedness in any such non-judicial foreclosure or judicial order or judgment of foreclosure.

Borrower shall pay on demand all costs and expenses incurred by Lender in enforcing or protecting its rights and remedies hereunder, including, but not limited to, all costs of collection and litigation together with reasonable attorneys’ fees (which term as used in this Note shall include any and all legal fees and expenses incurred in connection with litigation, mediation, arbitration and other alternative dispute processes) and legal expenses, including, without limitation, expert witness fees, any post-judgment fees, costs or expenses incurred on any appeal, in collection of any judgment, or in appearing and/or enforcing any claim in any bankruptcy proceeding.  In the event of a judgment on this Note, Borrower agrees to pay to Lender on demand all costs and expenses incurred by Lender in satisfying such judgment, including without limitation, reasonable attorneys’ fees and legal expenses.  It is expressly understood that such agreement by Borrower to pay the aforesaid post-judgment costs and expenses of Lender is absolute and unconditional and shall survive (and not merge into) the entry of a judgment for amounts owing hereunder and shall remain in full force and effect post-judgment with regard to any subsequent proceedings in a court of competent jurisdiction including but not limited to bankruptcy court and until such fees and costs are paid in full.  Such fees or costs shall be added to Lender’s lien on the Mortgaged Premises that shall also survive foreclosure or other judgment and collection of said judgment.

Borrower and all other persons who may become liable for all or any part of this obligation severally waive demand, presentment for payment, protest and notice of nonpayment.  Said parties consent to any extension of time (whether one or more) of payment hereof, or release of any party liable for payment of this obligation.  Any such extension or release may be made without notice to any party and without discharging said party’s liability hereunder.

All agreements between Borrower and Lender (including, without limitation, those contained in this Note and the Mortgage) are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to Lender exceed the highest lawful rate of interest permissible under the laws of the State of Connecticut.  If, from any circumstances whatsoever, fulfillment of any provision of this Note or any other document securing the indebtedness, at the time performance of such provision shall be due, shall involve the payment of interest exceeding the highest rate of interest permitted by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under the laws of Connecticut; and if for any reason whatsoever Lender shall ever receive as interest an amount which would be deemed unlawful, such interest shall be applied to the payment of the last maturing installment or installments of the principal indebtedness hereunder (whether or not then due and payable) and not to the payment of interest.

[MORTGAGE]
Loan No. 19263

Lender shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Lender and then, only to the extent specifically set forth in the writing.  A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.  Without limiting the generality of the foregoing, no waiver of, or election by Lender not to pursue, enforcement of any provision hereof imposing recourse liability on Borrower shall affect, waive or diminish in any manner Lender’s right to pursue the enforcement of any other such provision.

The remedies of Lender, as provided herein and in the documents hereinabove referenced, shall be cumulative and concurrent and may be pursued singularly, successively or together, at the sole discretion of Lender, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

All notices, demands, consents or requests which are either required or desired to be given or furnished hereunder (a “Notice”) shall be in writing and shall be deemed to have been properly given if either delivered personally or by overnight commercial courier or sent by United States registered or certified mail, postage prepaid, return receipt requested, to the address of the parties hereinabove set out and if to Borrower to the attention of Paul Cooper, Chief Executive Officer, with a copy to Ruskin Moscou Faltischek, P.C., Attn:  Eric C. Rubenstein, Esq., 1425 RXR Plaza, East Tower, 15th Floor, Uniondale, New York  11556.  Such Notice shall be effective upon receipt or refusal if by personal delivery, the first Business Day after the deposit of such Notice with an overnight courier service by the time deadline for next Business Day delivery if by commercial courier, and upon the earliest of receipt or refusal (which shall include a failure to respond to notification of delivery by the U.S. Postal Service) or five (5) Business Days following mailing if sent by U.S. Postal Service mail.  By Notice complying with the foregoing, each party may from time to time change the address to be subsequently applicable to it for the purpose of the foregoing.  Notices to Borrower also may be sent to any guarantor of Borrower’s obligations arising hereunder.

Borrower hereby irrevocably submits to the non-exclusive jurisdiction of any United States federal or state court for Hartford County, Connecticut, in any action or proceeding arising out of or relating to this Note, and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such United States federal or state court. Borrower irrevocably waives any objection, including without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, that it may now or hereafter have to the bringing of any such action or proceedings in such jurisdiction. Borrower irrevocably consents to the service of any and all process in any such action or proceeding brought in any such court by the delivery of copies of such process to each party at its address specified for notices to be given hereunder or by certified mail directed to such address.

Whenever used herein, the singular number shall include the plural, the plural the singular, and the words “Borrower” and “Lender” shall be deemed to include their successors and assigns.

[MORTGAGE]
Loan No. 19263

This Note shall be construed according to and governed by the laws of Connecticut (excluding conflicts of laws rules) and applicable federal law.

This Note may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute but one and the same instrument.  Executed copies of the signature pages of this Note sent by facsimile or transmitted electronically in either Tagged Image Format (“TIFF”) or Portable Document Format (“PDF”) shall be treated as originals, fully binding and with full legal force and effect, and the parties waive any rights they may have to object to such treatment.  Any party delivering an executed counterpart of this Note by facsimile, TIFF or PDF also shall deliver a manually executed counterpart of this Note, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Note.  The pages of any counterpart of this Note containing any party’s signature or the acknowledgement of such party’s signature hereto may be detached therefrom without impairing the effect of the signature or acknowledgement, provided such pages are attached to any other counterpart identical thereto except having additional pages containing the signatures or acknowledgements thereof of other parties.

Except as specifically otherwise set forth below and in that certain Environmental Indemnification Agreement dated on or about this same date from Borrower to Lender, no personal liability under this Note shall be asserted or enforceable against Borrower personally, all such liability being expressly waived by Lender (provided, the foregoing shall not affect the liability of any guarantor of any obligations arising under a separate guaranty hereof or any Indemnitor under any separate Environmental Indemnification Agreement); and Lender accepts this Note upon the express condition that in case of the occurrence of an Event of Default,  the remedies of Lender in its sole discretion shall be any or all of:

(a)	foreclosure of or exercise of powers of sale under the Mortgage in accordance with the terms and provisions set forth in the Mortgage;

(b)	action against any other security at any time given to secure the payment hereof; and

(c)	action to enforce the personal liability of Borrower and/or each guarantor (if any) of the payment hereof as specifically undertaken below in this Note or in a separate agreement.

PROVIDED, HOWEVER, NOTWITHSTANDING ANYTHING IN THIS NOTE TO THE CONTRARY, THERE SHALL AT NO TIME BE ANY LIMITATION ON BORROWER’S PERSONAL LIABILITY FOR THE PAYMENT TO LENDER OF, AND BORROWER SHALL BE PERSONALLY LIABLE TO LENDER FOR:

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Loan No. 19263

(1)           all damages, costs and expenses including attorney fees reasonably incurred by Lender on account of (a) intentional or negligent waste with respect to the Mortgaged Premises, or (b) fraud or willful misrepresentation in connection with the transactions contemplated by the Loan Documents;

(2)           misapplication of any security deposits, prepaid rent, or lease termination fees with respect to the Mortgaged Premises; and any rentals or income collected after a default in violation of the Loan Documents;

(3)           delinquent real estate taxes and assessments with respect to the Mortgaged Premises;

(4)           the replacement cost of any personal property or fixtures encumbered by the Mortgage removed or disposed of by Borrower and not replaced as required by the Mortgage;

(5)           misapplication of condemnation awards and proceeds and insurance proceeds; and any loss resulting from casualty to the Mortgaged Premises in excess of insurance proceeds received in respect thereof or otherwise resulting from Borrower’s failure to maintain adequate liability insurance and hazard insurance in accordance with the requirements in the Mortgage for maintenance of specified coverage;

(6)           all damages, costs and expenses, including attorneys’ fees, reasonably incurred by Lender on account of a breach of any environmental provision contained in the Mortgage;

(7)           any fees and costs, including attorneys’ fees, incurred in enforcing and collecting any amounts due under these recourse subparagraphs or due in connection with Lender’s enforcement of the Loan Documents;

(8)           the full amount due under this Note, including accrued interest, and other amounts due with respect to the Mortgage, the Assignment and any other Loan Documents executed by Borrower in connection with this Note in the event Borrower voluntarily files a petition in bankruptcy or commences a case or insolvency proceeding under any provision or chapter of the Federal Bankruptcy Code;

(9)           all damages, costs and expenses, including attorneys’ fees reasonably incurred by Lender as a result of or in connection with any claim that by reason of the operation of federal bankruptcy, state insolvency, or similar creditors’ rights laws, the transaction creating the Mortgage constituted a fraudulent transfer, a fraudulent conveyance or a preferential transfer; and

(10)           the full amount due under this Note, including accrued interest, and other amounts due with respect to the Mortgage, the Assignment and any other Loan Documents executed by Borrower in connection with this Note if there occurs an event that under the “due on sale or encumbrance” provisions of the Mortgage (Section 1-4 thereof) constitutes an Event of Default under the Mortgage.

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The unenforceability or invalidity of any provision hereof shall not render any other provision or provisions herein contained unenforceable or invalid.

Each of the parties hereto has been represented by counsel and the terms of this Note have been fully negotiated.  This Note shall not be construed more strongly against any party regardless of which party may be considered to have been more responsible for its preparation.

THE PARTIES HERETO, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE, TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED ON OR ARISING OUT OF THIS NOTE, OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS, WHETHER ORAL OR WRITTEN, OR ACTION OF ANY PARTY HERETO.  NO PARTY SHALL SEEK TO CONSOLIDATE BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.  THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY PARTY HERETO EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL PARTIES.

BORROWER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS INSTRUMENT IS A PART IS A COMMERCIAL TRANSACTION, AND, TO THE EXTENT ALLOWED UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES OR BY OTHER APPLICABLE LAW, BORROWER WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES WHICH LENDER OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO PURSUE IN CONNECTION WITH SUCH TRANSACTION.

This Note is intended by the parties hereto to be the final, complete and exclusive expression of the agreement between them with respect to the matters set forth herein.  This Note supersedes any and all prior oral or written agreements relating to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no oral agreements between the parties.  No modification, rescission, waiver, release or amendment of any provision of this Note shall be made, except by a written agreement signed by the parties hereto.

IMPORTANT:   READ BEFORE SIGNING.  THE TERMS OF THIS NOTE SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE.  NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS NOTE MAY BE LEGALLY ENFORCED.  BORROWER MAY CHANGE THE TERMS OF THIS NOTE ONLY BY ANOTHER WRITTEN AGREEMENT.  THIS NOTICE ALSO APPLIES TO ANY OTHER CREDIT AGREEMENTS (EXCEPT EXEMPT TRANSACTIONS) NOW IN EFFECT BETWEEN YOU AND THIS LENDER.

Borrower acknowledges receipt of a copy of this document at the time of its execution.

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IN WITNESS WHEREOF, Borrower has duly executed this Note on the on the date stated in the acknowledgement set forth below, to be effective as of the day and year first above written.

FARM SPRINGS ROAD LLC, a Connecticut limited liability company

By: GTJ REALTY, LP, a Delaware limited partnership, the sole member

By: GTJ GP, LLC, a Maryland limited liability company, the general partner

By: GTJ REIT, INC., a Maryland corporation, the sole member

By: ________________________
Paul Cooper, Authorized Person

STATE OF NEW YORK                 )
                     )ss.
COUNTY OF NASSAU                 )

On the ___day of ______________, in the year 2013, before me, the undersigned, personally appeared Paul Cooper, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

____________________________________
Notary Public
My Commission Expires:

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Loan No. 19263